Posting Supplement No. 53 dated September 20, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 69001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
69001	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 69001. Member loan 69001 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	7.07%
Length of employment:	n/a	Location:	Rochester, NY

Home town:
Current & past employers:	University of Rochester
Education:	Thunderbird - School of Global Management

This borrower member posted the following loan description, which has not been verified:

Taking advantage of excellent credit to pay off credit card

A credit bureau reported the following information about this borrower member on February 20, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	0
Revolving Credit Balance:	$7,586.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	0
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 376658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376658	$11,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376658. Member loan 376658 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,773 / month
Current employer:	Michael's Hess	Debt-to-income ratio:	18.07%
Length of employment:	5 years 3 months	Location:	Waterford, CT

Home town:
Current & past employers:	Michael's Hess
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought my first home two weeks ago, I must replace the roof within 1 year, it is currently 4 layers and is beginning to look really bad with nails from the lower levels bulging up there are no visible leaks but I do not want to take the chance and i would like to replace it before winter, the overall structure of the house is in perfect shape. we have already moved in! I was able to purchase this house at half the price it's valued at and stand to gain $80,000 in equity

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,720.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 380278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380278	$5,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380278. Member loan 380278 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	24 Hour Fitness	Debt-to-income ratio:	10.32%
Length of employment:	n/a	Location:	Austin, TX

Home town:	Waco
Current & past employers:	24 Hour Fitness
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

My name is Chris and I live in Austin, Texas. I???m currently employed at a gym where I sell memberships, a job I???ve done since last December after getting out of school. I???m a hard worker, and I???m usually one of the top performers in the Austin area (out of six clubs). Unfortunately, my job only pays me enough to get by and never enough to get ahead. Overall, I???ve enjoyed the gym experience for the most part, but there are a few things that I???ve learned from working in a corporate environment. First, I???ve learned that I want to work for myself and be my own boss. I don???t have a problem with authority or following directions, but sometimes I feel that I???m not allowed to be creative and put my talents to full use. And though I like the gym industry and studied Exercise Science in college, I???ve learned that the kind of money I want to make cannot be made there (at least from an investment perspective). As long as I work there, I???ll always be trading my hours for dollars, building a business for someone else. I want to invest my time and make the work I do today give me a return at some point in the future. I want to build a business that works for me, to be able to make money even when I???m asleep. At any rate, I am looking to get involved in real estate investing. I???m not looking to quit my gym job, but rather build wealth part-time until I???m in a position to leave. I know that real estate investing is risky, but I have done my research and also have a personal mentor and coach. To be effective in real estate, though, I need a small amount of start-up capital. Every day I get so frustrated at the fact that I have the motivation, desire, and talent to make money, but I don't have the financial means to get the ball rolling. That's all I need. I just need a chance. I hate having debt, and this site was one of the last places I wanted to be. However, I???m willing to take a chance and work hard so I can get ahead. I worked throughout college selling kitchen knives so I could get out of school with minimal debt. I still maintained a 3.4 GPA and was involved in many organizations on campus. I feel I'm responsible and am frugal when it comes to business expenditures. To give you an idea of the influences on my financial background, I am taking Dave Ramsey???s Financial Peace University course. In case you???re not familiar, his advice is pretty straightforward and conservative, and he teaches using a zero-based monthly cash flow plan where ???every dollar is spent before the month begins.??? So for me, I only plan on spending money on bare necessities like a tax ID and business account. I also need to spend money on a personal training certification so I can begin training people. That way I can make the same amount of money I currently make but work less hours (so I can spend more time on real estate). The rest I need to have available for real estate transactions. I have a plan and I'm confident in my ability to execute. Needless to say, I'm very motivated to make money, get out of debt, and start enjoying my life. This loan would give me the chance to change a lot of things for my life. Thanks for reading, and I look forward to working with you.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,688.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395073	$3,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395073. Member loan 395073 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Garvey School District	Debt-to-income ratio:	2.20%
Length of employment:	11 years 7 months	Location:	Monterey Park, CA

Home town:	Los Angeles
Current & past employers:	Garvey School District
Education:	uc riverside

This borrower member posted the following loan description, which has not been verified:

this loan is to assist me with advertisement to promote my store.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,596.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415818	$8,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415818. Member loan 415818 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,933 / month
Current employer:	The McCarty Corporation	Debt-to-income ratio:	13.69%
Length of employment:	7 years 4 months	Location:	Austin, TX

Home town:	Alice
Current & past employers:	The McCarty Corporation
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

We have amassed a small debt for medical expenses and delivery of our newest baby. Any help from the Lending Club community would be very helpful.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	41
Revolving Credit Balance:	$14,079.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417023	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417023. Member loan 417023 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,892 / month
Current employer:	SourceMedical	Debt-to-income ratio:	17.19%
Length of employment:	1 year	Location:	NORTH HAVEN, CT

Home town:	New Haven
Current & past employers:	SourceMedical, Career Systems Development - Job Corps (New Haven, CT), Cas Consulting (current self-employment)
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am seeking loan assistance to consolidate debt. Due to changes in credit card terms, cards that were once easy to pay on and pay down have changed to very high rates and unreasonable payment terms. I have always maintain a Excellent to Good credit score. Even if I have had debt, I have always been able to manage it. I want to continue to keep my credit is good to excellent standing. I would love to opportunity to pay off all the debt I owe and put more into personal savings in order to be able to purchase a place of my own. I am a single female that has worked hard and continues to do so. I have even started a small work at home business, helping consumers with health insurance issues and medical billing problems. Today was a great day for one of my clients, as I was able to resolve a very large balance for them that was over 8 thousand dollars. - They no longer have to pay on a payment agreement of $100 per month. As much as I do for others, I would like to try and build myself up again. I have needed to depend on myself. Although I am almost 39 and single without children, this is still very much a future I would like to have. In order to do so, I would love to feel financially free. I can support myself, but I would love it if it were not a continued struggle to make ends meet and get ahead. I have spent alot of time educating myself and the workforce has not been easy, but I do continue to work and think of ways to bring in additional work on the side from my own business. If you should give me this opportunity to free myself of these financial burdens, then I can build up my financial dreams of being a homeowner one day and maybe being a parent, either with finding a soulmate to share in this dream or fostering a child. I very much thank you for the consideration and I hope that you will consider me in this request. I am just one of the individuals out there that would like to be able to get ahead again too, in order to do more in the future.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,560.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 417251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417251	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417251. Member loan 417251 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,042 / month
Current employer:	Boscov's Department Stores	Debt-to-income ratio:	7.78%
Length of employment:	30 years 2 months	Location:	Wyomissing, PA

Home town:	Reading
Current & past employers:	Boscov's Department Stores, American Color & Chemical
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off credit card bills used for medical (parents bills), education expenses and othe misc. items

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,893.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 421544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
421544	$8,400	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 421544. Member loan 421544 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,189 / month
Current employer:	FirstCaribbean International Bank owned by CIBC	Debt-to-income ratio:	14.05%
Length of employment:	27 years 6 months	Location:	Miami, FL

Home town:
Current & past employers:	FirstCaribbean International Bank owned by CIBC, Barclays Bank PLC
Education:	Nova Southeastern University

This borrower member posted the following loan description, which has not been verified:

I request this loan to primarily assist my daugther with the purchase of a vehicle. She has recently completed college and has now joined KPMG Accounting firm as a junior auditor and she needs transportation to perform her field assignments. I also have two other daughters who are both attending college. One is in her final year of Medical School at Howard University and the other is in her final year as an undergraduate at Caldwell College. Due to the challenging economic times and the rising cost of education I am finding it diffucult to obtain a loan. However, I think any investment in my children's education and their chosen career is a worthwhile effort. My credit history has been reasonably good as I have never defaulted on any loans, and made all payments on time , and I have paid more than the minimum payment in most cases. I have read the requirements of the Lending Club and as my credit report will show that I am a responsible borrower who mainly borrows for worthwhile purpose namely my children'seducation. I trust the lenders of this club will consider my request favorably and will truly be most appreciative. Thank you all.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$490.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 429246

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429246	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429246. Member loan 429246 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	St. Louis University Hospital	Debt-to-income ratio:	4.67%
Length of employment:	2 years 2 months	Location:	SAINT LOUIS, MO

Home town:	Saint Louis
Current & past employers:	St. Louis University Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I am a registered nurse. I agreed to give a hospital five years of full-time work as a nurse if they would assist me with tuition to obtain my BSN. I have been working for this hospital for 2 years, and now I have an opportunity to take my dream job at another location. This job involves living and working in a community for adults with developmental disabilities, and was the reason I first new I wanted to become a RN. But I cannot leave my current position unless I pay them back for my tuition loan within 30 days.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 430205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430205	$14,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430205. Member loan 430205 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	Food Lion	Debt-to-income ratio:	8.23%
Length of employment:	1 month	Location:	Hopewell, VA

Home town:	Atlanta
Current & past employers:	Food Lion, C&S Wholesale Grocers, Inc.
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I am investing in real estate and need extra money fro repairs.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432225	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432225. Member loan 432225 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Hi-Link Technology Group	Debt-to-income ratio:	19.68%
Length of employment:	13 years 4 months	Location:	Stamford, CT

Home town:
Current & past employers:	Hi-Link Technology Group
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for long term loan

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,918.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437399	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437399. Member loan 437399 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,947 / month
Current employer:	Best Buy Co Inc	Debt-to-income ratio:	16.97%
Length of employment:	1 year 8 months	Location:	BLOOMFIELD, NJ

Home town:	Blodgett
Current & past employers:	Best Buy Co Inc, First Investors, Inc., Allmake Appliances, The Roman Catholic Archdiocese of Newark
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

The only purpose this money has is to get me out of credit card debt and give myself one very manageable monthly payment. Last January I was $30,000 in debt, and have worked it down to roughly $20,000. My fiancee and I want to buy a house in the near future but I know I can't do that carrying all this debt with me and expect to be okay in the long run. I manage my expenses very well, and the monthly payment I have set up with Lending Club is only a little more than what I have in minimum monthly payments with my credit cards. Thank you for your time and future investment!

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,708.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438609	$18,825	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438609. Member loan 438609 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,350 / month
Current employer:	tac	Debt-to-income ratio:	22.58%
Length of employment:	14 years 6 months	Location:	OXFORD, OH

Home town:
Current & past employers:	tac
Education:

This borrower member posted the following loan description, which has not been verified:

Would like a fixed rate and to pay one loan off faster. I have good credit but had some medical bills with my newborn daughter.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,535.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439472	$4,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439472. Member loan 439472 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Randall County Texas	Debt-to-income ratio:	16.97%
Length of employment:	2 years 9 months	Location:	AMARILLO, TX

Home town:
Current & past employers:	Randall County Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sir or Madam, I am applying for a loan that will be used for the purchase of a Harley-Davidson motorcycle. I will be putting $2,500.00 down payment towards this purchase. The purchase price of the motorcycle will $6,500.00. Thank you

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,187.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439566	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439566. Member loan 439566 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	manhattan beer distributors	Debt-to-income ratio:	14.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	santo domingo
Current & past employers:	manhattan beer distributors
Education:	city college n.y.

This borrower member posted the following loan description, which has not been verified:

this loan will help me to consolidate my credit cards debts,and be more confident financially

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,004.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439782	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439782. Member loan 439782 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	city of dania beach	Debt-to-income ratio:	11.93%
Length of employment:	2 years 2 months	Location:	pembroke pines, FL

Home town:	Madison
Current & past employers:	city of dania beach, town of davie
Education:	none

This borrower member posted the following loan description, which has not been verified:

ineed of loan for surgery asap

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,140.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439787	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439787. Member loan 439787 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	American Maritime Officers Plans	Debt-to-income ratio:	24.60%
Length of employment:	2 years 6 months	Location:	Davie, FL

Home town:	Davie
Current & past employers:	American Maritime Officers Plans, United Health Group Inc.
Education:	Broward Community College, Everest University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and remodel my home Thank you. M. Collins Okwen

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	49.63%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439815	$5,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439815. Member loan 439815 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Gateway Harley Davidson	Debt-to-income ratio:	22.70%
Length of employment:	5 years 5 months	Location:	ARNOLD, MO

Home town:	ST. Louis
Current & past employers:	Gateway Harley Davidson, Fazolis
Education:	Jefferson College

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate my debt to make it easier to manage my money

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,608.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439875	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439875. Member loan 439875 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Medical Center of Plano	Debt-to-income ratio:	17.74%
Length of employment:	6 years 9 months	Location:	AUBREY, TX

Home town:	Irving
Current & past employers:	Medical Center of Plano
Education:	Sanford-Brown Institute-Dallas, University of North Texas

This borrower member posted the following loan description, which has not been verified:

I am not behind on any of my payments. I am seeking a consolidation loan simply to put my mind at ease that there is an end to the Credit Card Chaos, so to speak. I am tyring to expand my family and don't want to do so with so much debt hanging over my head. I would love to be able to consolidate my debt in to one easy payment that has an end to it, unlike credit cards where the interest keeps adding up and it seems like there is no end in sight. I understand my credit rating is on the low side of "good". I believe I am a reliable person in paying my debt...I simply have too much.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	9
Revolving Credit Balance:	$18,938.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439935	$14,100	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439935. Member loan 439935 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,290 / month
Current employer:	Wards Cove	Debt-to-income ratio:	14.65%
Length of employment:	8 years	Location:	Bothell, WA

Home town:	Nara
Current & past employers:	Wards Cove, Pyramid Islands
Education:	Edmonds Community College

This borrower member posted the following loan description, which has not been verified:

My husband and I are considering a purchase of our second residential investment property in Indianapolis. We currently hold one residential rental property there (zip=46229) through Michelle Ryan Investments, LLC (my husband's LLC, a WA and IN registered LLC). Though we live away from Indiana, we have our own team set up locally in Indianapolis, consisting of a general contractor, a construction mgmt company, a realtor, a home inspector, and a property management company. We coordinated all aspects of the renovation of the first rental property from right here WA. The renovation was a big success and ended before the scheduled end date, thanks to the very talented team. Upon securing our second rental property, we will be using the same team to renovate it, lease it out, and collect rents. Monthly rents from the 2nd rental property will be covering our monthly payments to you (Lendingclub lenders). It would take a month or two before the property becomes move-in ready and gets rented out. This will most likely result in a situation where we have to pay you before we collect any rent from our tenant. So, what do we do if we have to pay you before collecting the first rent??? How do we make sure we meet our Lendingclub obligation??? No problem at all. We own our existing rental house, free and clear. Because of that, net cash flow from it is more than enough to cover our monthly Lendingclub payment, in case we have to use that source. As many families lost their precious homes to foreclosure, they are desperately searching for a house to rent. This has increased the demand for rental houses. We would like to help a family get a house. To summarize, you as a Lendingclub lender have a very low risk and have a return that's unbelievably higher than that of banks. So, please help us help you, everyone! Please help us help a family that needs our help. Let's find ourselves in a win-win-win situation! Thank you for your interest in becoming our lender.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$87,649.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439952	$15,850	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439952. Member loan 439952 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Yahoo Inc.	Debt-to-income ratio:	22.84%
Length of employment:	5 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Yahoo Inc.
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Dear lenders: Although I have been paying my credit cards on time each month, due to the high interest rates and finance charges, balance is not reducing at all and I feel as though I am being cheated into these charges. I'd like to pay my cards off and make one monthly payment which will benefit both you and I. Thanks

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,684.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439981	$18,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439981. Member loan 439981 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Astir IT Solutions Inc	Debt-to-income ratio:	15.60%
Length of employment:	3 years 1 month	Location:	Herndon, VA

Home town:
Current & past employers:	Astir IT Solutions Inc, Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for Personal Loan for marriage purpose

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,184.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440058	$13,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440058. Member loan 440058 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,600 / month
Current employer:	the home depot	Debt-to-income ratio:	23.61%
Length of employment:	16 years 6 months	Location:	paterson, NJ

Home town:	paterson
Current & past employers:	the home depot, sears
Education:

This borrower member posted the following loan description, which has not been verified:

loan is to pay off and close out a loan from ctifinancial and a home depot credit card interest rates to high on these accounts

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,698.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440110	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440110. Member loan 440110 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Matthews International	Debt-to-income ratio:	19.75%
Length of employment:	2 years	Location:	PITTSBURGH, PA

Home town:	Chambersburg
Current & past employers:	Matthews International, Tri tech Labs, Vertis
Education:	Texarkana College

This borrower member posted the following loan description, which has not been verified:

You had approved me for $15,000, if possible, I'd like to get the max of 20,000. I am purchasing an existing business where I only need to put up half the sale price of the business.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,992.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 440154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440154	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440154. Member loan 440154 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Macy's	Debt-to-income ratio:	8.70%
Length of employment:	3 years	Location:	FORT LAUDERDALE, FL

Home town:	St. Catherine
Current & past employers:	Macy's
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

I need some money to make up what I have to purchase a car because I wanted to buy it cash rather than taking out a car loan.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,622.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440324	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440324. Member loan 440324 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	Highland Theatres	Debt-to-income ratio:	3.45%
Length of employment:	20 years	Location:	Playa Del Rey, CA

Home town:	Santa Monica
Current & past employers:	Highland Theatres
Education:	Northrop University

This borrower member posted the following loan description, which has not been verified:

The Loan will be used to set up Market Neutral Option Spreads (Iron Condors and Credit Spreads). These spreads usually generate between 10-15% returns per month. The positions are low-stress and low maintenance positions. I will be utilizing a service that will help me in choosing the option spreads with the best probability of profit. There will be losing positions but usually not a losing month

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,218.00	Public Records On File:	1
Revolving Line Utilization:	8.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440368	$8,725	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440368. Member loan 440368 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Johnnie's Charcoal Broiler	Debt-to-income ratio:	15.94%
Length of employment:	15 years 5 months	Location:	Oklahoma City, OK

Home town:	Denton
Current & past employers:	Johnnie's Charcoal Broiler
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to pay off credit cards with a lower interest rate. I have great credit and a good job. I just need to pay off debt to get where I want to be financially. Thanks

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$391.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440371	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440371. Member loan 440371 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,100 / month
Current employer:	California Time Express	Debt-to-income ratio:	3.60%
Length of employment:	8 years 7 months	Location:	Glendale, CA

Home town:
Current & past employers:	California Time Express
Education:

This borrower member posted the following loan description, which has not been verified:

Currently I am employed with a warehouse shipper that delivers fresh produce as well as dry products locally here in California. With the company slowly expanding, I have a great opportunity in my hands that I cannot turn down. The reason I am applying for this loan, is to purchase a local freight truck that I can put to use for the company that I am currently working for. As a warehouse manager, I??????????????????????????????????????ll have the opportunity to use my own truck for work, which in return will benefit me financially and increase my paycheck. Why not apply for an auto loan??? I have thought about this, however, in the long run, I overall get a better deal for the price of the truck with a cash offer than a financing offer. Thank you for allowing the opportunity to consider my request for this loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,930.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440393	$7,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440393. Member loan 440393 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Cutting Edge Equine Veterinary Services	Debt-to-income ratio:	11.95%
Length of employment:	8 months	Location:	Lakemoor, IL

Home town:	Onawa
Current & past employers:	Cutting Edge Equine Veterinary Services, Prairie Equine Clinic, Willamette Valley Equine, Purdue University
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

Working on finishing the basement

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,720.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440506	$20,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440506. Member loan 440506 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,017 / month
Current employer:	Cigna Healthcare	Debt-to-income ratio:	24.13%
Length of employment:	4 years 11 months	Location:	Industy, PA

Home town:	Ohioville
Current & past employers:	Cigna Healthcare, Dialysis Clinic, Inc.
Education:	Community College of Beaver County, Edinboro University of Pennsylvania, Waynesburg College, Drexel University

This borrower member posted the following loan description, which has not been verified:

PLEASE HELP MAKE MY DREAM REALITY!!! Small store offering take-out. In business in my hometown for 50 years. Business for sale - current owner is retiring.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,162.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 440579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440579	$12,875	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440579. Member loan 440579 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	561 Attorney	Debt-to-income ratio:	24.17%
Length of employment:	3 months	Location:	Wellington, FL

Home town:	West Palm Beach
Current & past employers:	561 Attorney, State of Florida
Education:	Washington & Jefferson College, Thomas M Cooley Law School

This borrower member posted the following loan description, which has not been verified:

I need to consolidate my debt into, so I can get a better interest rate. My bills are paid on time and I do not miss payments. I believe this loan will place me in a better financial situation becuse of the lower interest rate, which will reduce my total financial liability each month. Additionally, this Loan would help me obtain a new bed, crib, and various other things for my house and newborn baby. Finally, this loan would aid me in paying the hospital bill .

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,256.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440627	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440627. Member loan 440627 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	All Taxi Management Inc.	Debt-to-income ratio:	15.42%
Length of employment:	8 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	All Taxi Management Inc., Hospital in July 2010
Education:	CUNY College of Staten Island, Medical University of the Americas

This borrower member posted the following loan description, which has not been verified:

To whom it may concern; My name is Kamran Shah. I am a Physician. I have recently graduated from medical school. I will start my Residency in July 2010. Currently, I am working as a Cab Driver. I need $9000.00 to payoff my high APR Credit Cards. I have a good credit history. I am current on my credit cards payments. I really appreciate you help. Thanks Sincerely, Kamran Shah M.D.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,286.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440670	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440670. Member loan 440670 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,137 / month
Current employer:	General Dynamics Information Technology	Debt-to-income ratio:	8.18%
Length of employment:	4 years 6 months	Location:	KISSIMMEE, FL

Home town:	Broad Brook
Current & past employers:	General Dynamics Information Technology, Department of Defense (DOD)
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my loan request. I would just like to express my sincere gratitude in approving my application. Please know that I will do all I can to make future payments to your company in a timely manner.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	62
Revolving Credit Balance:	$16,117.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440678	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440678. Member loan 440678 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	North GA Virtual Services	Debt-to-income ratio:	0.46%
Length of employment:	10 months	Location:	Mount Airy, GA

Home town:	Clarksville
Current & past employers:	North GA Virtual Services
Education:

This borrower member posted the following loan description, which has not been verified:

My son and his wife started an outsourcing company in November of last year. We hire Virtual assistants and have a call center. They have funded the business thus far using personal savings. The company has now been awarded a 5 year call center contract. It would requires us to hire an additional 50 agents (we have 50 now 24/7) As well as get additional pc's. We have enough cash flow to hire agents. We just need additional funding to buy the pc's without having to use our current assets to ensure we can pay our new employees until we are paid by the new client that will be billed every 30 days. The 50 agents would only be doing one shift. 8am-6pm. The contracted rate is $35 an hour per agent. Our agents are paid $10 an hour. My personal monthly expenses are: House: 600.00 (own) Car: 360.00 Credit card: 100.00 Utilities: 300.00 Gas: 300.00 Misc: 600.00 Total 2,260 I make $65,000 a year.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$498.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440714	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440714. Member loan 440714 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Digital Production and Design	Debt-to-income ratio:	7.16%
Length of employment:	1 year 2 months	Location:	CUPERTINO, CA

Home town:	Kharkov
Current & past employers:	Digital Production and Design, Delphi
Education:	Kharkov Instutute of Radio Electronics

This borrower member posted the following loan description, which has not been verified:

I'd like to have a vacation with my wife.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440758	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440758. Member loan 440758 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,239 / month
Current employer:	Federal Bureau of Investigation (FBI)	Debt-to-income ratio:	22.88%
Length of employment:	6 years 3 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Federal Bureau of Investigation (FBI)
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate and pay off debt. My mother passed away from cancer in 2007. Unfortunately, she did not have medical insurance. Her hospital and medication costs were astronomical and as such, two years later, I am still in debt. I work full time for the Federal government; therefore, my paycheck is secured. As already stated, this loan is strictly to pay off a very large debt. I have this debt spread out in various accounts, each with its own high interest rate. At this pace, I would never get to pay everything off. The rates offered here are lower than any I currently have. I really appreciate the financial assistance from Lending Club.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,803.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440759	$2,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440759. Member loan 440759 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Rockwell Automation Inc.	Debt-to-income ratio:	3.68%
Length of employment:	29 years 6 months	Location:	Simi Valley, CA

Home town:	cleveland, ohio
Current & past employers:	Rockwell Automation Inc.
Education:	Moorpark College

This borrower member posted the following loan description, which has not been verified:

will be moving, help pay for costs

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,669.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440813	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440813. Member loan 440813 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Iroquois County Unit 9	Debt-to-income ratio:	10.82%
Length of employment:	4 years 1 month	Location:	Watseka, IL

Home town:	East Peoria
Current & past employers:	Iroquois County Unit 9
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

Consolidation

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	72
Revolving Credit Balance:	$1,744.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440814	$12,875	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440814. Member loan 440814 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,147 / month
Current employer:	American General	Debt-to-income ratio:	24.27%
Length of employment:	4 years	Location:	modesto, CA

Home town:	Modesto
Current & past employers:	American General
Education:	mjc

This borrower member posted the following loan description, which has not been verified:

I've decided I want to go back to school and finish college but its been 5 yrs since I first left and I'm now regretting not finishing in the first place because the cost has gone up significantly and I don't qualify for any grants or federal help. So now I'm in need of a loan to continue with school or I could continue paying it with my credit card but I'd rather not since I just consolidated most of it. I've managed to pay for my first semester but I still have about 2yrs to go. My job only offers to pay for my schooling if I majored in business but I prefer the medical field.. I'm going to school to become and xray technician and currently attending a city college to get my pre-reqs out of the way and then I will transfer out. I figured I would give this a try again since it helped me out greatly before.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,048.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440892	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440892. Member loan 440892 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	metro nort association	Debt-to-income ratio:	1.71%
Length of employment:	11 years 7 months	Location:	NEW YORK, NY

Home town:	new york city
Current & past employers:	metro nort association, metro nort association
Education:	CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,430.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440908	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440908. Member loan 440908 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,500 / month
Current employer:	CIGNA	Debt-to-income ratio:	14.04%
Length of employment:	5 years 11 months	Location:	Arlington Heights, IL

Home town:	Chicago
Current & past employers:	CIGNA, IBM
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I have a credit score of 716, have been employed as a director at the same company for 6 years, and in the same industry for 25 years. Our household income is $200K. We pay all of our bills on time. We are putting our son through college and have already tightened our belt considerably. We have some credit card debt we would like to consolidate at a lower rate so we can cancel our cards and pay off our debt in just a few years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,627.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440924	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440924. Member loan 440924 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	University of New Mexico hospital	Debt-to-income ratio:	11.91%
Length of employment:	1 year 1 month	Location:	Albuquerque, NM

Home town:	Austin
Current & past employers:	University of New Mexico hospital
Education:	University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

Loan is to purchace an air racing airplane

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,458.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440946	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440946. Member loan 440946 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Abt Electronics	Debt-to-income ratio:	24.99%
Length of employment:	15 years 6 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Abt Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I need to pay off some high interest credit card debt. We are both securely and gainfully employeed and would like to stop paying such high interest to the credit card companies. I feel that this loan would give us a second chance towards saving and putting some of our hard earned money back into our pockets.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,896.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440971	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440971. Member loan 440971 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Ohio State University Medical Center	Debt-to-income ratio:	22.34%
Length of employment:	5 years	Location:	Cardington, OH

Home town:	Cardington
Current & past employers:	Ohio State University Medical Center, United States Army Reserve
Education:	Regis University, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We would like to consolidate our debt due to the never ending payments to high interest. Three of the four credit cards we have has had no activity for years just us making payments and most going to interest. Hearing about Lending Club online we hope that this can be our solution to the high interest debt we have. Being a registered nurse and a military officer in the USAR we have tried to pay extra on the cards we have and made little progress, and would like a fixed rate loan so we can be debt free in three years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,705.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441041	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441041. Member loan 441041 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Fidelity National Financial	Debt-to-income ratio:	6.05%
Length of employment:	10 years	Location:	high Point, SC

Home town:	Raleigh
Current & past employers:	Fidelity National Financial
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a cake decorator and opening my new shop. Need funds for immediate business expenses.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,047.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441042	$20,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441042. Member loan 441042 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Colusa Unified School District	Debt-to-income ratio:	8.86%
Length of employment:	16 years 2 months	Location:	Williams, CA

Home town:	Fort Collins
Current & past employers:	Colusa Unified School District, previously self employed for 21 years
Education:	Porterville College, Sacramento State, Chapman University

This borrower member posted the following loan description, which has not been verified:

I borrowed 20,000 from a friend at 12% interest a few years ago to help my youngest child thru college. I have paid 11,000 back at 500 per month plus interest. My friend presently has a personal need for the money and has asked me if I can pay it off now. I need 9000 to satisfy this comitment and would like to consolidate my c/c debt at the same time. I have good credit and am a teacher (16 years). I have 11,000 of c/c debt. .. That is all of my debt. My net income (after all deductions including health care) is 4,000 per month x 12. My house payment is 950 including taxes and insurance) - so I have a positive cash flow. I own a dependable car and a motorcycle (both paid for, no payments). Because of the housing value decline, I presently have very little equity in my home to draw from - but, I am 61 years old and have never failed to pay any debt my entire life. I am hoping to get A 20,000 loan amortized over 3 years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,881.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441061	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441061. Member loan 441061 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Cafe Select	Debt-to-income ratio:	9.79%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Cafe Select, Stand
Education:	CUNY City College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My name is Miriam. I am requesting a loan of $7,000 to remove debt that I owe. I have been doing a good job so far on my own. Recently the job market has been difficult I do hold a full-time job. I just rather pay off all my bills and then just have to payback the loan in easy monthly payments. I have a good credit score which means I am reliable. I also have a family to feed and rent to pay so this would be a great help. Thank you so much for your time. If you have any questions feel free to ask. Sincerely, Miriam

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,355.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441134	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441134. Member loan 441134 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Lockwood School District	Debt-to-income ratio:	22.77%
Length of employment:	8 years 1 month	Location:	Billings, MT

Home town:	Butte
Current & past employers:	Lockwood School District, Laurel School District, Elder Grove School District
Education:	Montana State University-Billings

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two credit cards.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,662.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441136	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441136. Member loan 441136 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	n/a	Debt-to-income ratio:	16.82%
Length of employment:	n/a	Location:	marshfield, MA

Home town:	Boston
Current & past employers:	Revenue Solutions, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get more information regarding a debt consolidation loan. If I pay above my required amount will my interest change? Or if I pay off the loan prior to the term end date will I be penalized? Do I need to be a home owner?

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,031.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441155	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441155. Member loan 441155 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Tech Resources, Inc./InvestEdge	Debt-to-income ratio:	19.80%
Length of employment:	1 year 5 months	Location:	Dublin, OH

Home town:	Lima
Current & past employers:	Tech Resources, Inc./InvestEdge, OCLC, Online Computer Library Center
Education:	Ohio University

This borrower member posted the following loan description, which has not been verified:

Hello, I am asking that you invest, so that I can pay off high credit card debt that I acquired while paying for school. While I have a wonderful job, it is simply not enough for me to make more than the minimum payment on each card at the moment. Paying off these cards will enable me to purchase my home, and have stability in my life. I greatly appreciate you taking on this endeavour.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,931.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441182	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441182. Member loan 441182 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	24.66%
Length of employment:	18 years 10 months	Location:	PHILADELPHIA, PA

Home town:	Conshohocken
Current & past employers:	University of Pennsylvania
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to have a line of credit to pay down credit card deb in the next 3 years. I have a good track record of paying bills on time, and a good credit score.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	21
Revolving Credit Balance:	$22,319.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441186	$20,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441186. Member loan 441186 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	American Satellite Providers LLC	Debt-to-income ratio:	6.80%
Length of employment:	5 years 8 months	Location:	Kaysville, UT

Home town:	Moab
Current & past employers:	American Satellite Providers LLC, Primary Residential Mortgage
Education:	Univerisity of Utah

This borrower member posted the following loan description, which has not been verified:

I own at Satellite company. We have been in business for over 5 years now. We have used our credit lines to operate our business and purchase equipment. In the last 6 months, due to the economic situation of the banks, our credit lines have been decreased by $17000.00. This has severely hampered our ability to operate, and increase our business. We will use this money to pay off our current debts and increase our cash flow to run our business. This will allow us to hire back sales reps we have let go, and grow our business. We have never been late on a payment. We look forward to building a strong relationship with a lender. Our gross sales for 2009, January-August is $294889.62.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,179.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441190	$17,050	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441190. Member loan 441190 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	jz international services	Debt-to-income ratio:	24.44%
Length of employment:	1 year 2 months	Location:	linden, NJ

Home town:	belo horizonte
Current & past employers:	jz international services, Continental Airlines
Education:	universidade federal de minas gerais

This borrower member posted the following loan description, which has not been verified:

being born in brazil but living in united states for the past 22 years,being a american citizen,homeowner with 2 sons born in united states,with one going to college,early retired from airline after 20 years of work,opened own export and import company,doing business in brazil.brazil is a country that is handling the economic crises very good,the brazilian economy is already growing. my area of business is cosmetics,(always huge demand)and the with the hollidays I see a great potencial for business in brazil.Iwant to expand the volume of goods that I be will sending to brazil.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	42
Revolving Credit Balance:	$14,157.00	Public Records On File:	1
Revolving Line Utilization:	67.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441196	$13,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441196. Member loan 441196 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	10.80%
Length of employment:	3 years 11 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Bank of America Corp.
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

My wife and I have some medical bills that we put on credit cards. Bottom line is if I can lower my interest rate I'll be able to pay it off sooner. I have no derogatory information on my credit report; Very responsible and if I can save 10% that would be great!!! Please contact me with any and all questions - Thanks in advance for your help!

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,358.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441245	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441245. Member loan 441245 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,625 / month
Current employer:	Mesa View Regional Hospital	Debt-to-income ratio:	7.73%
Length of employment:	4 years 1 month	Location:	Mesquite, NV

Home town:	Sommerville
Current & past employers:	Mesa View Regional Hospital, Huntsville Memorial Hospital
Education:	Springfield Technical Community College

This borrower member posted the following loan description, which has not been verified:

I am applying with your company for a loan, to consolidate a few medical / credit bills with enough left over to make over the kitchen / bathroom of my condo. this will include cabinets and new countertops. by doing so I'll have one monthly payment instead of multiple ones. I have done this twice and both end results were the loan was payed in full - earlier.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	3
Revolving Credit Balance:	$7,429.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441251	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441251. Member loan 441251 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bering Omega	Debt-to-income ratio:	23.12%
Length of employment:	7 months	Location:	Houston, TX

Home town:
Current & past employers:	Bering Omega
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

Best rate

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,177.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441257	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441257. Member loan 441257 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Holloman Engineering	Debt-to-income ratio:	3.35%
Length of employment:	4 years 10 months	Location:	Humble, TX

Home town:
Current & past employers:	Holloman Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Home repairs

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441278	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441278. Member loan 441278 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,908 / month
Current employer:	Capital One Bank	Debt-to-income ratio:	8.54%
Length of employment:	1 year 6 months	Location:	BATON ROUGE, LA

Home town:	Baton Rouge
Current & past employers:	Capital One Bank
Education:	Southern University and A & M College

This borrower member posted the following loan description, which has not been verified:

I currently owe $1600 in credit card debit and I bought my sister's truck for $6000. I have paid her, so far, $3300 of the $6000 (on time) but unfortunately those payments will never be seen or shown on my credit. With the $5000, I plan to payoff my credit card debit, pay my sister in full, and establish good credit. I always pay my bills on time and never over draft my accounts.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,517.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441286	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441286. Member loan 441286 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	US NAVY	Debt-to-income ratio:	15.36%
Length of employment:	9 years 2 months	Location:	Ward, AR

Home town:	new albany
Current & past employers:	US NAVY
Education:	university of southern illinois, University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am trying to lower amount of interest paid monthly on existing 3 credit cards. I am active duty military. Loan terms looking for are 3-4 years. As well I have never been deliquent on any payment.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$23,839.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441290	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441290. Member loan 441290 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	ALL Entertainment Management	Debt-to-income ratio:	8.40%
Length of employment:	2 years 1 month	Location:	Las Vegas, NV

Home town:	Toronto
Current & past employers:	ALL Entertainment Management, Simple Snax
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to help expand my business. I have never been late on any payments and my company has been in business for over 2 years. I will use the loan to buy new equipment for my new shop. I am in the business of organic snacks.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$632.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441343	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441343. Member loan 441343 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,000 / month
Current employer:	Loop Capital	Debt-to-income ratio:	6.46%
Length of employment:	3 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Loop Capital, Deutsche Bank
Education:	Kellogg School of Management - Northwestern University

This borrower member posted the following loan description, which has not been verified:

Looking for a short term loan until my bonus in March. Loan would be used for consolidating credit card and other debt, and to provide short term liquidity. I work as an investment banker and my year end bonus is a significant (over 50%) portion of my income. I was laid off earlier this year so did not get a bonus in 2008 hence my predicament. However, I have a guaranteed bonus with my new employer payable in the first quarter of 2010, which would be used to repay this.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,182.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 441345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441345	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441345. Member loan 441345 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Southlake Baptist Church	Debt-to-income ratio:	5.60%
Length of employment:	4 months	Location:	ROANOKE, TX

Home town:	Greenville
Current & past employers:	Southlake Baptist Church, Oakwood Baptist Church, Chick Fil A
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to erase my debt with credit card companies completely. I believe that this loan would help me to pay off the creditors and begin to live a debt free life! Once paying off the creditors, I plan to start a media consulting business for churches. I am already employed at a church with about 10 other churches looking to get me to come in on weekends and help them. A loan at 9.79% is extremely more feasible than paying off 2 credit cards with ridiculously high interest rates! Thanks!

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,152.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441359	$14,300	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441359. Member loan 441359 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,708 / month
Current employer:	MBM-TRANS Corp	Debt-to-income ratio:	13.70%
Length of employment:	4 years 8 months	Location:	Chicago Rdige, IL

Home town:
Current & past employers:	MBM-TRANS Corp
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two cards with highest balances and interest rates that are 15 & 19% each. I accumulated the debt over the last 3 years because of my own ignorance, by using credit cards as emergency fund. Three months ago I discovered the Dave Ramsey plan and have been an avid follower ever since. Right now I have a 6k in savings for emergencies. In the last three months I paid off my car and the smallest credit card. I've got 5 cards total and would like to consolidate two of the largest ones into one loan and knock out the other three individually. I forecast to be finished with paying all of my debt(besides the condo) in two years. I'm a truck driver(owner-operator) with my own paid for truck, so even these tough times don't make me hurt as much as some of my peers that have huge truck payments. My finances are listed below: 5679 - monthly income -1194 - condo pmts -740 - groceries -280 - gas for car -190 - utilities(elect, Heat, Tel) -800 - entertainment, house-hold goods, etc =2475 left for savings. I've never known that I have so much money left over until I did my first budget. As you can see I can pay this debt off on my own, but I would rather pay the interest to people like you and me than to the banks that wouldn't let me consolidate these cards. Thank you for viewing this post and I hope you invest in me. Feel free to ask me any question you may have.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,626.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441369	$16,800	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441369. Member loan 441369 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	24.06%
Length of employment:	8 years 10 months	Location:	Fanwood, NJ

Home town:	Jersey City
Current & past employers:	New York Life Insurance, Painewebber
Education:	Seton Hall University

This borrower member posted the following loan description, which has not been verified:

Never missed a payment in my life. Credit card issuers get bailed out by the government at the expense of their customers by raising their rates to astronomical levels. In addition, lenders cut all credit availability to their customers by reducing limits. I would like to refinance some of my debt at a lower rate.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,027.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441399	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441399. Member loan 441399 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	State of Florida also on Social Security Retirement	Debt-to-income ratio:	1.89%
Length of employment:	24 years	Location:	Tallahassee, FL

Home town:	Tallahassee
Current & past employers:	State of Florida also on Social Security Retirement
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am respond to your offer on Lending Tree and have been assigned a case number by your support staff.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,198.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441414

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441414	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441414. Member loan 441414 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	16.52%
Length of employment:	3 years 1 month	Location:	NEW BRUNSWICK, NJ

Home town:	Carteret
Current & past employers:	Progressive Insurance
Education:	St Thomas Aquinas College, Sparkill, NY, Kean University

This borrower member posted the following loan description, which has not been verified:

I am looking for money to make final payments for my wedding. I have been making all my credit card and bill payments on time, paying more than the minimum amount on each bill.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	53
Revolving Credit Balance:	$7,959.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441418	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441418. Member loan 441418 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Pitney Bowes	Debt-to-income ratio:	8.44%
Length of employment:	5 years 6 months	Location:	Brooklyn, NY

Home town:	Ponce De Leon
Current & past employers:	Pitney Bowes, Consortium for Worker Education
Education:	william howard taft high school

This borrower member posted the following loan description, which has not been verified:

I am planning to pay off all my credit cards and make one full payment to your loan. I will make payments of 200 dollars for the next 48 to 60 months until the loan is paid in full. I have never missed a payment on my credit cards and I am very reliable when it comes to my finances. If I get this loan, then I will be able to increase my credit score. I will keep my credit cards in good standing and be able to pay the loan in a very short time. All I need is this loan to stay on track and keep moving forward with my life. Thank you for your time and hope to hear from you soon. I have a great productive day!

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,990.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441419	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441419. Member loan 441419 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Ed Voyles Honda	Debt-to-income ratio:	23.89%
Length of employment:	4 years 3 months	Location:	Canton, GA

Home town:
Current & past employers:	Ed Voyles Honda
Education:	Isle of Man College UK England

This borrower member posted the following loan description, which has not been verified:

This loan will be used for "Debt Consolidation". I need to lower interest rates from the credit card companies and bring down my monthly payment and have everything paid off in 36 months. I am employed fulltime and have been with the same company for over 4 years. Did not include spouses income..

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	82
Revolving Credit Balance:	$58,686.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441457	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441457. Member loan 441457 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,450 / month
Current employer:	International Checkout	Debt-to-income ratio:	16.72%
Length of employment:	2 years 9 months	Location:	LOS ANGELES, CA

Home town:	Los Angeles
Current & past employers:	International Checkout, Nordstrom
Education:

This borrower member posted the following loan description, which has not been verified:

All my bills are paid on time and I almost never pay just the minimum amount due. I'd like to consolidate my debt in order to pay it off sooner and start saving up to buy a home.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,978.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441460	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441460. Member loan 441460 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,042 / month
Current employer:	Inova Health System	Debt-to-income ratio:	20.94%
Length of employment:	2 years	Location:	ALEXANDRIA, VA

Home town:	Stuart
Current & past employers:	Inova Health System, American Mobile Healthcare
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

I am seeking out a loan to consolidate high interest credit card debt. I have been employed as a registered nurse for 13 years and have very stable income. I am married and in a stable home. I am not looking to further extend my credit, but rather to pay it off. The loan will be used to pay off my credit cards and close my accounts to these higher intersest lines. My car is paid off and my husband pays the mortgage on our home therfore my primary financial focus is now to pay off debt. The payment on this loan will not be additional money from my income but the same minimum monthly credit card payments used much more wisely! I have borrowed from various lenders in the past with a good credit history and intend to continue to pay my debts in the same reponsible manner. I consider myself to be an excellent candidate for this loan and hope that you do as well.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	16
Revolving Credit Balance:	$28,332.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441476	$4,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441476. Member loan 441476 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	city of miami beach	Debt-to-income ratio:	3.12%
Length of employment:	5 years 3 months	Location:	Miami beach, FL

Home town:	New York
Current & past employers:	city of miami beach
Education:	Barry University, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I want a loan of 4,000 to buy a used 2005 Honda Accord with 48,000 miles. I have been using the car for over a month with no problems. My neighbor and my father are mechanics and have inspected the car many times. Me and my girlfriend will be paying back the loan since we both use it. I have a great credit history and have never made a late payment, and a large majority of the time always paid more then the minimum. I work for the government as well as my girlfriend and have been working there for over 5 years, so we have great job security. Lenders should feel very confident in lending to me.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,644.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441485	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441485. Member loan 441485 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Iron Mountain	Debt-to-income ratio:	24.13%
Length of employment:	9 years 1 month	Location:	EL CAJON, CA

Home town:	Borrego Sp
Current & past employers:	Iron Mountain, Iron Mountain
Education:	Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

We are trying to get a handle on our bills. We need to consolidated, so we can have one bill instead of a bunch. Can you please help us? This loan would help us greatly. One payment is a lot easier than a bunch of little ones. We both work longterm full-time jobs. We have found ourselves with too many bills and everyone has interest rates that are all different. We thought that if we consolidated we would have one bill, one interest rate and this would save money. So we could pay off credit cards and small accounts and just focus on the one payment. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,587.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441494	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441494. Member loan 441494 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Kaiser Paemante	Debt-to-income ratio:	8.90%
Length of employment:	2 years 3 months	Location:	Grass Valley, CA

Home town:	Birmingham
Current & past employers:	Kaiser Paemante, John Muir Medical Center
Education:	Saint Vincent De Paul School of Nursing

This borrower member posted the following loan description, which has not been verified:

Hello Lender, Thank You for reading my information. . I am interested in purchasing a REO home. I am attempting to puchase this home for retirement. I need the additional money for closing cost and minor repairs. I've been a RN since 1982. I am employed with Kaiser Permanente as a case manager. I have excellent credit and have been pre approved for a FHA loan up to $200,000, yet I don't want another mortage loan this high. That is why Iam trying to obtain the REO home and pay cash. My long term goal would be to sell my current home and be able to live mortage free for when I retire. Please feel free to ask me any questions that you may have. Sincerely, Catherine

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441540

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441540	$6,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441540. Member loan 441540 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	USMC	Debt-to-income ratio:	12.42%
Length of employment:	1 year 1 month	Location:	REEDLEY, CA

Home town:	Fresno
Current & past employers:	USMC, Presentations Inc., California Sound, Katchakid, Full Gospel Tabernacle
Education:	Reedley College, Fresno City College, Career Connection (Audio Engineering Tech School)

This borrower member posted the following loan description, which has not been verified:

I'm a USMC Scout Sniper and my unit is not providing certain gear that would be very useful on our deployment in November to Afghanistan. The loan is solely to purchase the equipment needed to make myself more effective on missions.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,765.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441550	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441550. Member loan 441550 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	TEK Systems	Debt-to-income ratio:	18.09%
Length of employment:	2 months	Location:	BOCA RATON, FL

Home town:	Bucharest
Current & past employers:	TEK Systems, Headstrong Data Services
Education:	Institute for Informatic Studies

This borrower member posted the following loan description, which has not been verified:

I am interested in purchasing a used motorcycle from a private party (not a dealer) for personal recreational use. I am actively searching for the best quality vehicle at the least amount of money. I also have about $2000 in cash that I want to use as the down payment. I am a mature person holding a high responsibility function in the IT department, with a long record of reliability and respect, and I have never missed a payment on my past or existing lines of credit.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,844.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441558	$6,200	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441558. Member loan 441558 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Girard Environmental	Debt-to-income ratio:	13.22%
Length of employment:	2 years 10 months	Location:	Deltona, FL

Home town:	Russelville
Current & past employers:	Girard Environmental
Education:

This borrower member posted the following loan description, which has not been verified:

Need funds to purchase a new vehicle.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	14
Revolving Credit Balance:	$6,829.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441601	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441601. Member loan 441601 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Canterburytrails Equestrian Ctr	Debt-to-income ratio:	11.77%
Length of employment:	10 years 1 month	Location:	Grovetown, GA

Home town:	Huntsville
Current & past employers:	Canterburytrails Equestrian Ctr, San Diego Union-Tribune, USMC, USAF
Education:	San Diego State University-Main Campus, Southwestern College Chula Vista Ca, Madison County High School

This borrower member posted the following loan description, which has not been verified:

I am asking for a loan of 13,000 to purchase a used 2003 limited edition BigDog Bulldog that was specifically built for Tim McGraw (the singer) in commemoration for 9-11 with its American flag/stars & stripes custom paint job. (The original invoice indicates "Tim McGraw" on it further verifying its limited edition status.)This was bike was also featured in Big Dog's annual calendar and was the most expensive bike made in 2003. My credit report is as follows, TransUnion: 684, Experian: 695, Equifax: 690... I am and have remained current on all my bills for the last 7 years. I have a Chapter 7 Bankruptcy that was Discharged in 2002. This bankruptcy was due to marriage problems which have been resolved. I also have a negative charge of 73 dollars from Cingular phone which I do not know what is, I have never owned a phone with them and have told them that several times. I did not know this was on my credit report until last week. I have had Sprint or Verizon for the last 10 years, their claim is from 2007.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,636.00	Public Records On File:	1
Revolving Line Utilization:	7.40%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441617	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441617. Member loan 441617 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	citizens financial group	Debt-to-income ratio:	17.08%
Length of employment:	1 month	Location:	AKRON, OH

Home town:	Akron
Current & past employers:	citizens financial group
Education:	John Carroll University

This borrower member posted the following loan description, which has not been verified:

I am very responsible and make my payments ontime. I need new appliances for my home as mine are no longer working and I have a credit card I would like to pay off that has a hihg interest rate

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,918.00	Public Records On File:	0
Revolving Line Utilization:	38.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441627	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441627. Member loan 441627 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	QHR	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Criag, CO

Home town:	Jamestown
Current & past employers:	QHR, Banner Health
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

Upgrading capacity to expand home based coffee roasting business

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,735.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441665

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441665	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441665. Member loan 441665 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,577 / month
Current employer:	national grid	Debt-to-income ratio:	12.48%
Length of employment:	15 years 5 months	Location:	MONROE, NY

Home town:	Brooklyn
Current & past employers:	national grid, National Grid
Education:	Associates degree

This borrower member posted the following loan description, which has not been verified:

purchase furniture

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	46
Revolving Credit Balance:	$24,905.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441717	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441717. Member loan 441717 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Tiffany & Company UK	Debt-to-income ratio:	9.80%
Length of employment:	3 years	Location:	Jersey City, NJ

Home town:	Mahwah
Current & past employers:	Tiffany & Company UK, Brinker International
Education:	Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

I am an American citizen with excellent American credit, bank accounts and credit cards in the USA. However I live in the United Kingdom and am looking for a loan to consolidate some major purchases (relocation is expensive), but as I have not been here very long I do not have the credit to qualify for UK loans. I am therefore looking for an American loan to be paid in to and out of my American checking account. I would like to pay a standard monthly rate direct my from account as a standing order, and also have the flexibility to pay off the loan in full should I have the opportunity without major repercussion.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,934.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441758	$5,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441758. Member loan 441758 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Amay Associates	Debt-to-income ratio:	6.20%
Length of employment:	6 months	Location:	Medford, NY

Home town:	Manorville
Current & past employers:	Amay Associates, I.B.E.W local 25, U.S. Army
Education:	University of Florida, Central Texas College

This borrower member posted the following loan description, which has not been verified:

Ladies and Gentlemen, Thank you for your consideration in advance. I am an electrical contractor and currently building a TGIFridays restaurant. I have been in business for three years and have built up a large corporate clientel. My personal credit score has been able to carry me through the start up and first years of business. I have completed roughly 3/4's of the project and have one month till completion. This project has the most aggresive construction schedule I have ever been under and the billing will lag the completion of construction. With that said I need to carry one month of labor without receiving my billing from the general contractor. My final requisition will be to me in the first week of November, at which time I will repay the loan. I feel I am a good candidate for this loan due to my signed contract with the general contractor stating the award for 146,000. In addition my credit score is my life blood of my business and I need all bills to be paid on time or my credit stops and thus my business would follow. I am an american military veteran and have a strong sense of truth, responsibility, and honor. I also have two small children and teach them not only with words but actions. Following through and keeping your commitments and responsibilities is a life skill, one I instill through my actions. Thank you again for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	55
Revolving Credit Balance:	$8,269.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441784	$5,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441784. Member loan 441784 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	R.E.B.B.TRUCKING	Debt-to-income ratio:	6.00%
Length of employment:	4 years 3 months	Location:	OCALA, FL

Home town:	HABANA
Current & past employers:	R.E.B.B.TRUCKING, US Postal Service (USPS)
Education:	HABANA,CUBA

This borrower member posted the following loan description, which has not been verified:

WE WAN'T TO OPEN A NEW BUSINESS, WITH PREVIOUS EXPERIENCE IN THIS FIELD.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,814.00	Public Records On File:	1
Revolving Line Utilization:	59.50%	Months Since Last Record:	78
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441787	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441787. Member loan 441787 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,882 / month
Current employer:	East Los Angeles College	Debt-to-income ratio:	21.17%
Length of employment:	3 years 2 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	East Los Angeles College, Los Angeles Community College District
Education:	Pace University-New York, East Los Angeles College, Los Angeles City College

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting a loan to consolidate my debts so that my daughter and I can purchase our family's first home. I just finished getting my bachelor's degree and this loan would help us to get on a level playing field. While this loan may make my credit score go down at first because of the inquiry, eventually it should go up with the pay off of larger debt. It will also reduce the number of creditors owed to, which is difficult to keep track of sometimes. I am always looking for ways to make sure my debts are paid on time and try to give more than the minimum whenever possible. As long as the monthly payment is manageable, I believe we can handle this. Ideally automatic payments should be taken on the 15th rather than the 27th of the month, that my only caveat. I have been working at my job as an administrative secretary for over 9 years and just need help until my husband finds a job. I have two wonderful boys and a college graduate daughter and I know being able to put us in a house while prices are low would be the answer to our dreams. I sincerely hope you'll be able to help. Thank you.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,114.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441804	$14,675	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441804. Member loan 441804 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Self Employed	Debt-to-income ratio:	21.21%
Length of employment:	14 years 11 months	Location:	San Diego, CA

Home town:
Current & past employers:	Self Employed, AppleOne Agency
Education:	Axia University

This borrower member posted the following loan description, which has not been verified:

First time home buyer and I have a small business. I have been self employed for more than 15 years. I went to school last year while running a business, and when the economy went down my business lost by 35%. Business is picking up and I need to get a house while it's affordable. My cash flow is so tight that I need a little bit of working capital. Thanks Adeline

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,548.00	Public Records On File:	1
Revolving Line Utilization:	87.50%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441826	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441826. Member loan 441826 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,092 / month
Current employer:	NBC	Debt-to-income ratio:	0.22%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:	Atlanta
Current & past employers:	NBC, Comedy Central
Education:	Harvard University

This borrower member posted the following loan description, which has not been verified:

My wife and I are expecting our first child and we want to consolidate our debt at a lower interest rate to allow more financially freedom in the future, thank you!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,003.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441831	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441831. Member loan 441831 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Self employed	Debt-to-income ratio:	14.16%
Length of employment:	6 years	Location:	NEVADA CITY, CA

Home town:	Grass Valley
Current & past employers:	Self employed, Pacific Coast Painting, Scheumack Broom Company
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate the credit card debt and vendor debt that I have accumulated over the last 5 years of business and life. Unfortunately because of multiple payments and high interest rates i am fighting a uphill battle. I would like to consolidate this debt in to a single payment at a better interest rate to save money and free up my money to better run my business.. I have good credit and a decent income. I work very hard and would like to be able to save more money towards my future.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,338.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441858	$17,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441858. Member loan 441858 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Saginaw VA Medical Center	Debt-to-income ratio:	17.22%
Length of employment:	3 years 1 month	Location:	SAGINAW, MI

Home town:	Seattle
Current & past employers:	Saginaw VA Medical Center
Education:	Emory University

This borrower member posted the following loan description, which has not been verified:

Physical therapist in need of debt consolidation to decrease interest on several credit cards as well as pay off another installment loan. This payment is about the same as the installment loan, so the payment amount is not a concern. I am in a very stable industry and have had one employer for 14 years and another for 3 years. I have the opportunity to work as much as I want but I'd like to get back to just working one full-time job and spend more time with my family and friends.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,949.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441867	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441867. Member loan 441867 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,166 / month
Current employer:	Mason Diesel Service	Debt-to-income ratio:	20.94%
Length of employment:	5 years 3 months	Location:	REDMOND, UT

Home town:	Salina
Current & past employers:	Mason Diesel Service
Education:

This borrower member posted the following loan description, which has not been verified:

this loan is for paying of a lein so i can sale the house. the house is sold just need the financing to pay the lein off. Thanks

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1980	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$535.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441896	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441896. Member loan 441896 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,525 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	9.27%
Length of employment:	2 months	Location:	YORBA LINDA, CA

Home town:
Current & past employers:	Southern California Edison
Education:	California State Polytechnic University-Pomona

This borrower member posted the following loan description, which has not been verified:

I am going to pay a medical bill (daughter's ER bill) and a credit card bill. I recently was hired on permanent basis from a contractor position. I am a senior analyst at a utility company. My wife is currently in a Medical Analyst internship (there is a shortage in the medical field. You must have a bachelors or masters (my wife has both) in a physical or biological science). There is no tuition for the internship. By next year we expect her to be working. Our revenue should be going this year.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,899.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441909	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441909. Member loan 441909 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	CVT	Debt-to-income ratio:	22.55%
Length of employment:	6 years 7 months	Location:	MISSION VIEJO, CA

Home town:	Mission Viejo
Current & past employers:	CVT, OC Diagnostic Imaging
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I'm going to Las Vegas Trip with my friends and it was a last minute decision. I have two car loans and 2 credit cards and I always pay my dues in a timely manner. I believe in capitalism and I believe if you work hard and honest you should be rewarded for it. I understand that this is your hard earned money so I definitely will pay you back. Thank You and God Bless Jason Rosete

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,149.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441972	$12,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441972. Member loan 441972 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Union Memorial Hospital	Debt-to-income ratio:	13.33%
Length of employment:	4 years 8 months	Location:	ESSEX, MD

Home town:	Mckeesport
Current & past employers:	Union Memorial Hospital, Howard County General
Education:	Computer Technical Institute, Community College of Alleghany County

This borrower member posted the following loan description, which has not been verified:

I have credit card bills that I would like to consolidate into 1 monthly payment with 1 interest rate. I would like to pay off my cards and not use them at this time until the economy is in a better place. I am a responsible person who likes paying on time and this loan would help put that into perspective.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,230.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441983	$2,400	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441983. Member loan 441983 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	CR Fletcher	Debt-to-income ratio:	7.46%
Length of employment:	1 year 8 months	Location:	SYRACUSE, NY

Home town:	Chittenango
Current & past employers:	CR Fletcher, Spider Graphics, Mindex, Unity Health Systems
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

To buy supplies and furnishings for the small business I'm starting.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$575.00	Public Records On File:	0
Revolving Line Utilization:	16.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441999	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441999. Member loan 441999 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	UNISYS	Debt-to-income ratio:	15.01%
Length of employment:	9 years 8 months	Location:	BELTSVILLE, MD

Home town:	Hyderabad
Current & past employers:	UNISYS
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I have about 20,000 balance on credit cards at an average rate of 13%; and I am trying to payoff this balance at a faster rate by consolidating and paying more towards the principle. As you can verify I am never late of paymnets, and able to pay the minimum balance on all these cards right now! and my only way out is to payoff as loan. Please help me to get me out of debt. Praveen

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,306.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442000	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442000. Member loan 442000 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Self-Employeed	Debt-to-income ratio:	6.14%
Length of employment:	8 years 8 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Self-Employeed
Education:	South Texas College

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,776.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442016	$19,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442016. Member loan 442016 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	University of South Florida	Debt-to-income ratio:	17.35%
Length of employment:	5 years 11 months	Location:	Temple Terrace, FL

Home town:	tampa
Current & past employers:	University of South Florida, Nielsen Media Research
Education:	University of South Florida

This borrower member posted the following loan description, which has not been verified:

I am a good payer who did run up credit cards attempting to finish PhD. I am finishing this semester and goal is to pay off expenses that I incurred. I will be getting a raise at work and I have a good credit rating.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,331.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442037	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442037. Member loan 442037 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	US Navy	Debt-to-income ratio:	17.78%
Length of employment:	6 years	Location:	Greenwood Village, CO

Home town:	Denver
Current & past employers:	US Navy
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I am consolidating my two credit cards in an effort to get rid of my debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,498.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442052	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442052. Member loan 442052 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	XL Capital	Debt-to-income ratio:	18.45%
Length of employment:	2 years 2 months	Location:	Harleysville, PA

Home town:	Philadelphia
Current & past employers:	XL Capital, Philadelphia Insurance Company
Education:	La Salle University, Villanova University

This borrower member posted the following loan description, which has not been verified:

I would like a loan to payoff my 2 major credit cards, both of whon are with Chase. I had a low fixed interest rate on both cards and then the rate and minimum payment amount was raised last December. The minimum payments are killing me and when I try to pay more than the minimum, I am left with nothing to live on until the next paycheck. I just bought a condo in December before then rates were increased. I am responsible with my payments and feel if I can just get the interest rate lowered, than I will be able to pay the cards off with no problem. I contacted Chase and asked them to lower the rates and they declined my request, not suprisingly.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,074.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442069	$12,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442069. Member loan 442069 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Pricewaterhouse Coopers	Debt-to-income ratio:	17.61%
Length of employment:	1 year	Location:	NEW ROCHELLE, NY

Home town:	New Rochelle
Current & past employers:	Pricewaterhouse Coopers, Angelina's of Tuckahoe
Education:	Iona College

This borrower member posted the following loan description, which has not been verified:

Currently have 12,300 in credit card debt that I would like to consolidate into one loan. This will enable me to have a fixed period of time to get out of debt while only paying interest on one principal balance rather then five different credit cards. I have a good credit score and wish to keep it that way, therefore, the commonly advertised debt consolidation programs as seen all over the internet are not practical for me because I am not delinquent, nor will I ever be on any of my debt. Additional information available upon request.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,441.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442093	$14,900	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442093. Member loan 442093 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	J & W	Debt-to-income ratio:	9.51%
Length of employment:	4 years 5 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	J & W
Education:	California State University-Dominguez Hills (CSUDH)

This borrower member posted the following loan description, which has not been verified:

Hello, and thank you for viewing my listing, and potentially assisting in finacing my loan. I will be using 100% of this loan to pay off my current auto loan. the interest rate is higher than I would like, and the loan term was for 5 years. I am currently 1 year into the loan. I would prefer to pay it off asap at a much lower rate, this is why I am applying at lendingclub. I have good credit, and I have never made a late payment on anything. My credit score should be higher than what lending club obtained, but prior to applying for this loan I obtained a copy of my credit report and noticed some errors. I had them fixed, but in the process my oldest account was deleted by one of the credit bureaus. This dropped my credit score considerably. I then wrote the credit bureaus again to have it fixed, and after they relisted the account, my credit score was still much lower than earlier, for whatever reason. Anyways, long story short I pay my bills on time, and I am very particular about my credit so I can assure you that this loan with be paid in full with no late payments, most likely even before the loan maturity date. I work for J&W, they are a commercial property management company established over 40 years ago. I am the executive assistant, and have been working for this company for over 4 years. I have job stability, and I feel I am a very valuable part of the company. I don't have that much credit card debt, my combined monthly credit card payments is only $42....Here's a break down of my monthly expenses. Rent $915 Car loan $394 Auto Insurance $150 CC $42 Misc. (incl. food, gas, utilities, entertainment etc) $500 Total Monthly expense= $2001 The income reported is from my income alone. Although my husband also works full time and makes good money, but I have only included my income.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,691.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442128	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442128. Member loan 442128 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	State of California	Debt-to-income ratio:	10.51%
Length of employment:	8 years	Location:	SACRAMENTO, CA

Home town:	Salinas
Current & past employers:	State of California
Education:	Sacramento City College

This borrower member posted the following loan description, which has not been verified:

This personal loan will be used to better manage my current debt which totals about $17,500. My monthly interest expenses will be lessened and I will be able to contribute more money to savings. I am a reposonsible candidate for this loan. I have been employed with the State of California for more than eight years. I have consistently paid all of my accounts each month.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,980.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442144	$10,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442144. Member loan 442144 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Fross & Fross Financial, LLC	Debt-to-income ratio:	17.80%
Length of employment:	2 years 6 months	Location:	OCALA, FL

Home town:	Ocala
Current & past employers:	Fross & Fross Financial, LLC, Cebert Wealth Management Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am extremely debt conscious, and pay all my debts on time. I am simply tired of so many credit card minimums with varying rates and would like to consolidate them. I am also aware this will improve my credit score.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,530.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442145	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442145. Member loan 442145 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	St Francis Hospital and Medical Center	Debt-to-income ratio:	21.69%
Length of employment:	20 years	Location:	Andover, CT

Home town:	Hartford
Current & past employers:	St Francis Hospital and Medical Center
Education:	Northeastern University, University of Connecticut

This borrower member posted the following loan description, which has not been verified:

My husband and I would like to consolidate debt of five credit cards and pay over 4 years.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,969.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442183	$12,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442183. Member loan 442183 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Self employeed	Debt-to-income ratio:	17.15%
Length of employment:	19 years 9 months	Location:	Shreveport, LA

Home town:	Shreveport
Current & past employers:	Self employeed, Happy Day Nursery
Education:	Louisiana State University-Shreveport (LSUS), Bossier Parish Community College

This borrower member posted the following loan description, which has not been verified:

Without reason my sears credit card jumped my rate to 29.99% I have been doing business with sears for 8 years without a late payment. I need to pay them off and no longer do business with them.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,452.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442205	$6,200	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442205. Member loan 442205 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Securitas Security	Debt-to-income ratio:	0.00%
Length of employment:	1 year 10 months	Location:	Miami Gardens, FL

Home town:	Miami Gardens
Current & past employers:	Securitas Security, Bryant Security
Education:	Miami Lakes Educational Center

This borrower member posted the following loan description, which has not been verified:

Business Credit is the driving force for this loan! I plan to deposit $6,000 into a safe and secured certificate of deposit (CD) at an FDIC local bank, borrow against it, to build credit with the bank so that I can get an large loan, purchase collateral, equipment and use strategic marketing to take my future business to the next level. My ultimate goal is to build a long-term relationship with my local banks so that my stockholders can yield a safe return. I am a good candidate for this loan because I have a well-established credit record, numerous revolving credit lines, I am dependable and reliable, and self-motivated and a record of paying on time. Thank you for your time and consideration

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442206	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442206. Member loan 442206 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	STOLL AMERICA	Debt-to-income ratio:	7.30%
Length of employment:	13 years	Location:	GARDEN CITY, NY

Home town:	EAST WILLISTON
Current & past employers:	STOLL AMERICA, IDEXX LABORATORIES
Education:	HOFSTRA

This borrower member posted the following loan description, which has not been verified:

I'm looking to payoff credit card debt at a better interest rate than I currently have. I tried to negotiate with the banks, but they have been very rigid. Many banks have been setting new terms so I chose to close those accounts and pay them off. This is why my credit report shows not too much available credit compared to credit limit. This is keeping my credit score in the 600's. My budget is very reasonable as I now live in my mother's house (my father recently passed away so I am there to take care of her). My monthly expenses are low because of this. I am single with no children. You will see that I am never late with payments as my accounts are all current. My goal is to payoff these debts quicker and a loan at a lower interest rate would accomplish this. I am a very good investment for you due to these factors. In addition, I would prefer to pay interest to you rather than the money hungry banks which caused these higher rates in the first place!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,749.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442216	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442216. Member loan 442216 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,117 / month
Current employer:	Wachovia Corp.	Debt-to-income ratio:	14.06%
Length of employment:	2 years 1 month	Location:	Meriden, CT

Home town:
Current & past employers:	Wachovia Corp., Wells Fargo
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

Hello! I am employed full time, attend school full time in pursuit of my BA (only 9 more months to go!), and I live with my hubby & 2 year old son. My hubby was laid off from his job in October 2008, and (thankfully) joined the ranks of the employed again this past April, but it took a toll on our finances. I'm hoping to get our loan approved so that we can consolidate our bills into one payment with a fixed payment schedule.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	59
Revolving Credit Balance:	$55,912.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442232	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442232. Member loan 442232 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	self employer	Debt-to-income ratio:	12.95%
Length of employment:	14 years	Location:	WILBRAHAM, MA

Home town:	Collingswood
Current & past employers:	self employer, Perkins School for the Blind, Royal New Zealand Foundation for the BLind, Hillsborough County Schools
Education:	University of Florida; Western Michigan University

This borrower member posted the following loan description, which has not been verified:

We desperately need to renovate a part of our home. I would like to take out a loan to do this. I have fully started back to work this year. I make between $6,000.00 to $8,000.00 a month, so I will be able to pay this loan and a few credit cards down this year. I just need help to do it.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,586.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442247	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442247. Member loan 442247 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	23.18%
Length of employment:	2 years 4 months	Location:	Shepherdsville, KY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off my credit card debt with a consolidation loan. However, I do not have anything to use for collateral.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,557.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442271	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442271. Member loan 442271 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Coosa Country Club	Debt-to-income ratio:	6.81%
Length of employment:	1 year	Location:	Rome, GA

Home town:	Vicksburg
Current & past employers:	Coosa Country Club, Antoine's restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

I have a very secure well paying job, but my wife and I feel as if we are drowning in debt. We are on time with all of our payments, but feel like we are not moving forward or gaining any momentum on clearing our debt. We are good ,honest,responsible individuals who just can seem to get any help in the matter. I had my own business for 11 years, and when I closed it 8 years ago I had to declare chapter 13 bankruptcy. I made payments of 1500 dollars a month for five years and paid off my debt. I know that admitting this may hurt my chances at getting a loan, but I don't want anything for free or that I have not earned and take full responsibility for my debts, and just want to find a reasonable way to pay them off and not feel like I am losing my mind trying to get out of debt. Most of the debt was accumulated in a job relocation to a area where the cost of living handed us a shovel to dig the hole we now stand in. Any help would be greatly appreciated and paid back in a timely manner. Thank you for your time.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,418.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442283	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442283. Member loan 442283 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,182 / month
Current employer:	Blue Gem Jewerly	Debt-to-income ratio:	8.80%
Length of employment:	3 years 6 months	Location:	Los Angeles, CA

Home town:	Seoul
Current & past employers:	Blue Gem Jewerly
Education:	Seoul University

This borrower member posted the following loan description, which has not been verified:

Hi. I am applying for a loan to cover my children education expenses.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,831.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442290	$17,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442290. Member loan 442290 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Rabar Market Research, Inc.	Debt-to-income ratio:	9.81%
Length of employment:	14 years 9 months	Location:	White Plains, NY

Home town:	Elizabeth
Current & past employers:	Rabar Market Research, Inc.
Education:	University of Dallas

This borrower member posted the following loan description, which has not been verified:

I had given up control of my wedding to her parents with the expectations that they would be willing to pay for it. With less than a month to go, I suddenly being presented with the bills. I've already spent $15,000 for flowers, cakes, a photographer, a venue, and other incidentals, but I still need to pay for the catering. I have held the same position for 15 years, and I make a substantial salary, so repayment should not be a problem. I appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,651.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442318	$14,075	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442318. Member loan 442318 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,300 / month
Current employer:	retired	Debt-to-income ratio:	23.40%
Length of employment:	n/a	Location:	flushing, NY

Home town:	bs as
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

pay all my high interes credit cards and get debt free

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1970	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	28
Revolving Credit Balance:	$19,459.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442326	$11,700	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442326. Member loan 442326 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,633 / month
Current employer:	Black Hills Federal Credit Union	Debt-to-income ratio:	22.66%
Length of employment:	2 years 4 months	Location:	Rapid City, SD

Home town:	Sioux Falls
Current & past employers:	Black Hills Federal Credit Union, Citigroup Inc.
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

My husband was recently injured, shattering his wrist which required surgery. As an electrician and small business owner, he was out of work for a short time. One month after his accident, our 13-month old son was hospitalized with pneumonia. I am happy to say my husband is back to work full-time, and my son is fully recovered. However, we drained our savings and have additional credit card debt as well as several medical bills. I have never been late on a payment, and work in the financial services industry. I take my credit very seriously and just need help getting out of this current rut. I would be happy to answer any questions and hope you are able to assist. Thank you.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,677.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442337	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442337. Member loan 442337 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,637 / month
Current employer:	University of Maryland	Debt-to-income ratio:	8.17%
Length of employment:	9 years 3 months	Location:	Upper Marlboro, MD

Home town:	Miami
Current & past employers:	University of Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

I consider myself a great candidate for this loan because I am reliable, responsible and can pay it back. This loan will allow us to pay off debt at a lower interest rate, therefore enabling us to save money while simultaneously pay back this loan. My wife contributes to the household with her $44k/yr (gross) income from her full-time job and additionally from her intermittent commission income as a real estate agent. We purchased a home 2.5 yr ago (waited until we could afford it) with a 30 yr fixed @ 4.5%. We've since financed a couple of necessary upgrades/repairs and used our credit cards for car repairs (one car-paid for) and travel related to a family tragedy. I thank you in advance for considering this loan and I am happy to answer any additional questions.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,685.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442344	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442344. Member loan 442344 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Waukesha Iron and Metal	Debt-to-income ratio:	10.90%
Length of employment:	4 years 6 months	Location:	Waukesha, WI

Home town:	Rockford
Current & past employers:	Waukesha Iron and Metal
Education:	Rock Valley College

This borrower member posted the following loan description, which has not been verified:

I want to help pay my two kids college expenses and consolidate the debt that I have into one payment. I have always paid my loan payments on time or paid them off early. I have two kids that are going back to school to better themselves and want to help them out with some of the expense.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,636.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442354	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442354. Member loan 442354 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,221 / month
Current employer:	n/a	Debt-to-income ratio:	12.76%
Length of employment:	n/a	Location:	Warrensburg, MO

Home town:	Concordia
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am needing to borrow money to support a new business we have new customers starting sept 27 but will not recieve the funds from them till around oct 15th. If you look at my credit history I do not have any bad reports I have only been late on my credit card one time after my husband died. I have never had any problem paying back any loans, I also expect the business to pay back the loan. If you could help that would be great.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,031.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 442355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442355	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442355. Member loan 442355 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	IBM	Debt-to-income ratio:	2.97%
Length of employment:	2 years 1 month	Location:	Albuquerque, NM

Home town:	Niagara Falls
Current & past employers:	IBM, Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to consolidate high interest credit cards.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	63
Revolving Credit Balance:	$3,869.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442368	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442368. Member loan 442368 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	David Lerner Associates	Debt-to-income ratio:	10.32%
Length of employment:	2 years	Location:	LEVITTOWN, NY

Home town:	Queens
Current & past employers:	David Lerner Associates
Education:	Nassau Community College

This borrower member posted the following loan description, which has not been verified:

I'm applying for this loan because it's difficult to maintain several different accounts. I feel this loan will help to consolidate my bills, organize my debt, and pay it off in a timely manner.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,274.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442381	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442381. Member loan 442381 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	GBH CPAs	Debt-to-income ratio:	13.68%
Length of employment:	2 years	Location:	The Woodlands, TX

Home town:	Coleman
Current & past employers:	GBH CPAs, Malone & Bailey, PC
Education:	Sam Houston State University, Angelo State University, Stephen F Austin State University

This borrower member posted the following loan description, which has not been verified:

In April several of the credit card companies that I have balances on raised my interest rates up between 4-6%. I called all of the companies and they said the rate increase was due to the upcoming credit legislation that would put restriction on future rate hikes. I am now paying as much as 24% on some of my credit cards. While I can easily make the monthly payment the portion that is being applied to the balance has been greatly reduced with the increase in the rate. I would like to pay off some of these high rate credit cards with a lower rate loan. I work as an accountant for a public accounting firm and have been employed at my position for 3 years. I would like to be out of consumer debt in the next 3 years and by paying lower interest rates I can easily meet this goal.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,561.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442382	$18,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442382. Member loan 442382 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	FTL Trucking	Debt-to-income ratio:	1.12%
Length of employment:	2 years	Location:	Antelope, CA

Home town:
Current & past employers:	FTL Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to pay off the credit cards we have which is about 4100.00 We need to complete a new bathroom, and my wife is expecting another child making 3 children total, So we want to remodel our office to a child's room.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,995.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442405	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442405. Member loan 442405 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Marriott International Inc.	Debt-to-income ratio:	9.11%
Length of employment:	10 years 2 months	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Marriott International Inc.
Education:	Florida Gulf Coast University LCOB, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debt into a single, fixed monthly payment at which time I will close out all but one of my credit cards. I am a good candidate because I have been with the same employer for over 10 years, and I have a substantial 401K that I really don't want to touch, but if an emergency did come up, I could tap that to cover this loan.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,091.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442421	$8,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442421. Member loan 442421 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	ny presbyterian hospital	Debt-to-income ratio:	2.90%
Length of employment:	12 years 4 months	Location:	BROOKLYN, NY

Home town:	st.michael
Current & past employers:	ny presbyterian hospital, warren tempt
Education:

This borrower member posted the following loan description, which has not been verified:

in intend to use the money to pay off in full 7 accounts and purchase new furniture. i think i am a good candidate because i paid my bills on time,never late or miss a payment and i have a full time job for the past 12 years.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,980.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442443	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442443. Member loan 442443 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Engineering Services Network, Inc.	Debt-to-income ratio:	11.62%
Length of employment:	1 year	Location:	Alexandria, VT

Home town:	Fairfax
Current & past employers:	Engineering Services Network, Inc., Worldwide ERC
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

Hello, I wanted to share a bit about myself and my interest/reason for obtaining a loan to invest in my education. I work full-time as a successful portfolio/project manager in the Washington D.C. area while also studying to complete my undergraduate degree from Indiana University. Most of my degree-work was actually completed at Indiana University- Bloomington during 1997-2002 (whenever I was able to cover tuition costs since my parents could only partly contribute with 2 of my 3 siblings also in college at this time). In August 2002, I returned home with the intention of transferring my IU credits to George Mason University in order to complete my degree cheaper & faster. I was quickly offered, and began working, a job which, one year later, led to my next job, also my first job, in the project management field. Since then I've worked my way up searching for, and taking advantage of, any opportunity/ task that could help increase my skill set and allow me to gain a large amount of experience within a short timeframe. I further invested in my career by 'backing up' my skills/ experience with a project mgmt certification thru Jones Int'l University and a MCTS designation for managing projects thru Microsoft. Although I love my job/career track, make a good living at it, and with the continuing growth of the project mgmt field, have a great job outlook, realized I still didn't feel fulfilled since I didn't have my college degree. (And after years of being nagged, promised my mom I would finish, as much for her, as myself :-) I found out, with a bit of research, I could actually fulfill my remaining credits at IU thru correspondence courses and began taking classes soon after. I'm now looking to register for my last 6 classes and am writing you in search of a loan to help cover costs. I'm shopping for a competitive fixed-rate / $10,000 / 36-month loan. I would categorize myself as an ideal/ responsible borrower based on the fact that I have always been a good borrower in the past and also considering all of my bills are paid on time and I maintain a good credit score. I also feel my 'character', as evident in my strong work ethic and ability to repeatedly set/meet goals, is indicative of a reliable candidate. Please feel free to contact me your best rates/ terms. Thank you!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,901.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442478	$14,550	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442478. Member loan 442478 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Smooth-On, INC	Debt-to-income ratio:	14.56%
Length of employment:	1 year 8 months	Location:	Easton, PA

Home town:	Hackettstown
Current & past employers:	Smooth-On, INC, Chocolates On Broadway, Rick's A-tech Automotive
Education:	Northampton County Area Community College, Pennsylvania State University-Penn State Berks

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay down the last bit of debt that I have. It is on two credit cards which I have been paying off in great chunks by flipping cars. I buy, repair, and sell the car, then pay down debt. In the past year and a half, I have paid down over $20k in student loan/old credit card debt. I will continue to chew up the debt as fast as I can, but when the economy went sour, American Express cut my limits (which were both over 40k per card!) and its now making my utilization look like its through the roof, bringing my score down to ~724. I have never ever been late on anything, had any delinquencies, negative remarks, or collections on my credit, and I never plan to. I'm looking to take care of these last few cards, and stop giving money to AE since they are cutting my lines and hurting my score, why give them money? I'm 26 years old, and have no other debt besides these last few cards and would like to become debt free by 27 (which is in Jan). I rarely even use my credit cards any longer, only debit. I only use my credit cards to keep my cards active, to keep my available credit up to continue to raise my score. I have an extremely stable job where I make just over 60k a year with overtime. I work a steady 50 hours a week if not more. Again, most of my income is used to pay off debts/keep a decent standard of living for my family. Now I'm just looking to stop feeding AE money every month, and would rather give it to someone more willing. Thank you for considering me

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,729.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442492	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442492. Member loan 442492 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Oxnard Auto Brokers	Debt-to-income ratio:	6.30%
Length of employment:	3 years	Location:	Oxnard, CA

Home town:	Oxnard
Current & past employers:	Oxnard Auto Brokers, Smart Choice Auto Sales
Education:	Oxnard College

This borrower member posted the following loan description, which has not been verified:

To pay off Chase Visa Card. They just change my interest rate from 7.99 to 21.24 APR

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,339.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442500	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442500. Member loan 442500 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	GRAVES CONSTRUCTION/COASTAL ABSENTEE SERVICES	Debt-to-income ratio:	10.10%
Length of employment:	4 years 3 months	Location:	BLUFFTON, SC

Home town:	Charleston
Current & past employers:	GRAVES CONSTRUCTION/COASTAL ABSENTEE SERVICES, PRUITT CORP.
Education:	Trident Technical College

This borrower member posted the following loan description, which has not been verified:

I have never missed a credit card payment in my life and feel like I am in a hole. I have a credit card with Bank of America, Chase and American Express, I have cancelled AE and will cancel my Chase if some one will help. This is the first time I have asked for help and I am not enjoying it. But I realize I lived outside of my means and need to fix this. Thanks

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,366.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442501	$9,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442501. Member loan 442501 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Nationial oilwell Varco	Debt-to-income ratio:	18.58%
Length of employment:	5 years 1 month	Location:	Provo, UT

Home town:	Evanston
Current & past employers:	Nationial oilwell Varco
Education:	Utah Valley State College

This borrower member posted the following loan description, which has not been verified:

Our family used credit cards to live but they where to easy and we kept using them. Now we have four cards that we would like to combine into one payment plus cancell the cards. My husband and I are both employeed but the credit card payment with the high interst makes it hard to pay more and get out of dedt to live a fuller life plus the stress would be a little easier knowing there is and end.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,356.00	Public Records On File:	1
Revolving Line Utilization:	98.10%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442512	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442512. Member loan 442512 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ISO New England Inc	Debt-to-income ratio:	16.66%
Length of employment:	6 years 9 months	Location:	Springfield, MA

Home town:	Springfield
Current & past employers:	ISO New England Inc, McDonalds, Six Flags (previously Riverside)
Education:	Western New England College, Springfield Technical Community College

This borrower member posted the following loan description, which has not been verified:

I'm looking to rid myself and my family of Credit Card debt accrued because of the unfortunate and unexpected termination of my spouse's job during her pregnancy (for unjustifiable reasons) just over a year and a half ago. I'm very reliable on making timely payments and have excellent pay history with the credit card companies. I've a solid working history -> 6+ years as an engineer with my current employer. Obtaining a loan would provide two things for us: 1. Lower interest rate equating to more cash flow 2. Reduced credit debt equating to increased and improved credit score 3. Get us back on the path of obtaining our goals - one being the ownership of our own home

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	58
Revolving Credit Balance:	$29,319.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442661	$17,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442661. Member loan 442661 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,292 / month
Current employer:	Ga Dept of Revenue	Debt-to-income ratio:	15.80%
Length of employment:	25 years 6 months	Location:	WINDER, GA

Home town:
Current & past employers:	Ga Dept of Revenue
Education:	Gainesville State College

This borrower member posted the following loan description, which has not been verified:

I am seeking a fixed term loan to pay off credit card debt. I need a fixed term of 4 yes if possible and interest not to exceed 14%. I plan to close credit card accounts and pay myself out of debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,441.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442691	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442691. Member loan 442691 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	NCI Inc.	Debt-to-income ratio:	16.72%
Length of employment:	3 months	Location:	Commerce Township, MI

Home town:	Wyandotte
Current & past employers:	NCI Inc., United Technologies, Computer Sciences Corporation, wayne state univerity
Education:	Henry Ford Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to replace my 20 year old furnace and air conditioner with a new energy efficient model. I am a very reliable and responsible borrower. I have never been late on any payments.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,951.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442699	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442699. Member loan 442699 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	synthes spine	Debt-to-income ratio:	8.36%
Length of employment:	4 years 5 months	Location:	LANDENBERG, PA

Home town:	DAFB
Current & past employers:	synthes spine
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

We had to renovate a room on our house due to some water damage from old windows and poor construction.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,942.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 442713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442713	$2,275	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442713. Member loan 442713 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Beth Israel Hospital	Debt-to-income ratio:	24.60%
Length of employment:	16 years 2 months	Location:	White Plains, NY

Home town:	New York
Current & past employers:	Beth Israel Hospital
Education:	CMC Medical Center

This borrower member posted the following loan description, which has not been verified:

I have some unexpected expenses some immediate and others which can wait, but want to clear with a low interest rate loan. I am expecting a year end bonus of 3K net, but won't receive that until 2010. I could use my current credit card but don't want to incur the high interest rate charge. Silly, APR on charged items is 12.9 but if you need cash..22.9.. I have pretty good credit, a great income, (Nurse Manager RN) never missed a payment, never late, own a house with 300k equity...so not too much a risk here...

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,070.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442716	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442716. Member loan 442716 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	self employed commercial property	Debt-to-income ratio:	7.33%
Length of employment:	12 years	Location:	pompano, FL

Home town:	Waterbury
Current & past employers:	self employed commercial property
Education:	mattatuck community college

This borrower member posted the following loan description, which has not been verified:

I also have a home improvement project on my commercial income property.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,084.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442733	$8,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442733. Member loan 442733 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Interac	Debt-to-income ratio:	8.56%
Length of employment:	5 months	Location:	KEARNY, NJ

Home town:	Paterson
Current & past employers:	Interac, Amp Marketing
Education:	Fairleigh Dickinson University-College at Florham

This borrower member posted the following loan description, which has not been verified:

The money borrow will be use for a wedding ring purchase. I will make a good, responsible candidate because I pay my payments on timely fashion and never misses payments.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,521.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442767	$11,300	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442767. Member loan 442767 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,491 / month
Current employer:	AM Skier	Debt-to-income ratio:	19.05%
Length of employment:	8 years	Location:	NARROWSBURG, NY

Home town:	Newburgh
Current & past employers:	AM Skier, Frontier Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

I have been employed for 8 years full time for AM Skier Agency and part time for 4 years at a Deli in Barryville, NY

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,720.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442771	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442771. Member loan 442771 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Larry Baumwald Insurance Agency Inc.	Debt-to-income ratio:	16.97%
Length of employment:	6 years	Location:	Athens, GA

Home town:	Macon
Current & past employers:	Larry Baumwald Insurance Agency Inc.
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off credit cards at more favorable interest rates. I have a full time job and have worked in my position for 6 years. I faithfully make all my payments on time and I'm never late.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,530.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442775	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442775. Member loan 442775 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	FBC of Westfield	Debt-to-income ratio:	20.46%
Length of employment:	9 months	Location:	Clementon, NJ

Home town:	Clementon
Current & past employers:	FBC of Westfield, CVS Caremark Corp., Clementon Park and Splash World, YMCA
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

2008 was a tough year. I spent the entire year unemployed or underemployed due to various workplace closings and position eliminations. I was forced to decide each month which bills I'd be able to pay, and this hurt my credit big time. I often had to pay for bills using a credit card... and then I'd have the same payment due for the card the next month. It was a mess. In the beginning of this year, I accepted a new position as a Youth Leader/Asst Music Director at a church, and I am loving every minute of it. The really great thing here is that I am receiving a paycheck that allows me to pay off my debt from last year. Unfortunately, my delinquency from last year has sky-rocketed the interest rates on these debts. I would love to be able to pay off the debt I accrued ASAP because I have a long commute, and if I didn't have such huge payments every month I could afford housing closer to where I work, and maybe even an engagement ring! (don't tell!) Thank you so much and God bless you for all your help!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,722.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442791	$19,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442791. Member loan 442791 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.93%
Length of employment:	n/a	Location:	BOCA RATON, FL

Home town:	Los Angeles
Current & past employers:	Med Partners
Education:	University of Louisville

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off credit cards that are at a higher rate and to make one monthly payment. I always pay my creditors in a timely fashion as my past credit will show.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,062.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442801	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442801. Member loan 442801 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	City of Reno	Debt-to-income ratio:	15.83%
Length of employment:	2 years 7 months	Location:	RENO, NV

Home town:	Reno
Current & past employers:	City of Reno, Grand Sierra Resort, Best Buy Co. Inc.
Education:	University of Nevada-Reno, Truckee Meadows Community College

This borrower member posted the following loan description, which has not been verified:

Hi there! This loan application was initially approved through LendingTree, and I will be using it to consolidate some of the more predatory interest rates from credit cards. I am fully capable of paying this amount every month, as I have been paying upwards of $800 every month due the aforementioned high interest rates. I have attempted to work with these companies individually to negotiate more fair rates due to my tenure with their companies, but they have thus far proven to be unwilling. That said, I would be more than happy to bring my money to an organization/lender who appreciates it and who may understand that this is a network of people, who can help one another with simple cooperation.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,923.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442807	$5,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442807. Member loan 442807 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Loudoun County Public Schools	Debt-to-income ratio:	14.75%
Length of employment:	6 years 5 months	Location:	Dickerson, MD

Home town:	Bethesda
Current & past employers:	Loudoun County Public Schools
Education:	University of Maryland

This borrower member posted the following loan description, which has not been verified:

I am seeking my Master's Degree in Human Resource Management to further my career in the Human Resources office for a School System in Northern VA. I am working full time and trying to do school on the weekends. This money will help me pay for two classes tuition and books without trying to get a part time job.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	63
Revolving Credit Balance:	$36,428.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442830	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442830. Member loan 442830 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,166 / month
Current employer:	a1 testing	Debt-to-income ratio:	5.18%
Length of employment:	3 years 3 months	Location:	RICHMOND HILL, NY

Home town:	grancouva
Current & past employers:	a1 testing
Education:

This borrower member posted the following loan description, which has not been verified:

i want to pay my 2 credit card and have 1 payment which i can pay each month the lower the interest the better it is thank you

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,403.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442853	$9,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442853. Member loan 442853 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Roth Building Company	Debt-to-income ratio:	22.91%
Length of employment:	6 months	Location:	LAKEWOOD, NJ

Home town:	Brooklyn
Current & past employers:	Roth Building Company
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

HI i am looking for a loan to consolidate my debt i always pay more than the minimum probably around 800 each month and more when i can i always pay on time and make sure my loans come first. i am just getting tired of keeping up with all the cards i have made some bad financial choices over the years, but have since learnt to balance a budget.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,703.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442869	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442869. Member loan 442869 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American Museum of Natural History	Debt-to-income ratio:	22.13%
Length of employment:	9 years 9 months	Location:	Long Island City, NY

Home town:
Current & past employers:	American Museum of Natural History
Education:	Technical Career Institute

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate some debts.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$12,253.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442884	$6,350	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442884. Member loan 442884 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Self	Debt-to-income ratio:	21.53%
Length of employment:	2 years	Location:	FRIENDSHIP, WI

Home town:	Chicago
Current & past employers:	Self
Education:	Western Michigan University, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Thank you very much for considering my application. I would like to pay off my credit card debt and escape the high interest rates that seem like I'm throwing money away instead of paying debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,727.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442934	$10,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442934. Member loan 442934 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Gale Brickman Agency, Inc.	Debt-to-income ratio:	10.80%
Length of employment:	4 months	Location:	Melville, NY

Home town:	Nesconset
Current & past employers:	Gale Brickman Agency, Inc., Self
Education:	Pohs Institute

This borrower member posted the following loan description, which has not been verified:

I have recently purchased an existing Allstate agency and have hired licensed, salaried staff to grow and expand the business. Although the business has increased in volume and value since my purchase, there have been many unknown and undisclosed expenses which must be taken care of to reach our goal. A loan and/or investor would help tremendously at this time.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$191,303.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 442940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442940	$14,075	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442940. Member loan 442940 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gale Brickman Agency	Debt-to-income ratio:	22.75%
Length of employment:	4 months	Location:	Shirley, NY

Home town:
Current & past employers:	Gale Brickman Agency, Euro mortgage Bankers
Education:

This borrower member posted the following loan description, which has not been verified:

I am a single mom with 2 boys one in college and one in high school and have been supporting myself for the last 8 years and have worked for mortgage companies that have gone out of business and during this time i have had to borrow from credit cards to support my self and son's. I live on long Island New York and rent and would love to be able to consolidate my debt so that i could save and buy a home for my children. I aslo do not want to have to claim bankruptcy.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	34
Revolving Credit Balance:	$18,013.00	Public Records On File:	1
Revolving Line Utilization:	61.90%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442958	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442958. Member loan 442958 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Northeast Wisconsin Technical College	Debt-to-income ratio:	2.70%
Length of employment:	8 years 9 months	Location:	Coleman, WI

Home town:	Oconto Falls
Current & past employers:	Northeast Wisconsin Technical College, Paula Crum, DDS, MS
Education:	Silver Lake College

This borrower member posted the following loan description, which has not been verified:

I am currently approved for a home mortgage loan but need a short term loan for the down payment. I have recently divorced with my home on the market for sale. Once the home sells, I will have the finances to pay the short term loan off. I am unable to withdraw money from my retirmentment program or borrow against the policy due to it being a pension plan vs. a 401k.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,914.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442963	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442963. Member loan 442963 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	10.28%
Length of employment:	n/a	Location:	WARWICK, NY

Home town:	Passaic
Current & past employers:	Dial America Marketing
Education:	Rowan University, Bloomsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

If approved, I wish to consolidate my credit card debt that I have amassed over the last few years while remoldeling my home and eliminate my credit card accounts for good.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,356.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442982	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442982. Member loan 442982 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	BP Corporation North America	Debt-to-income ratio:	3.17%
Length of employment:	1 year 5 months	Location:	Holland, OH

Home town:	Toledo
Current & past employers:	BP Corporation North America
Education:	DeVry University-Ohio

This borrower member posted the following loan description, which has not been verified:

I am attempting to purchase a mid 1960's vintage pickup truck, specifically a 1966 Ford F100. Most traditional financial institutions do not get involved with financing older classic vehicles. There are specialty classic car financial institutions but they generally require a $10,000 minimum loan. This club seems like a good solution for myself, as well as a perfect fit for a lender as my credit history should indicate.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$482.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442990	$8,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442990. Member loan 442990 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,333 / month
Current employer:	SoBran Inc	Debt-to-income ratio:	8.98%
Length of employment:	7 years 8 months	Location:	SILVER SPRING, MD

Home town:	Kampala
Current & past employers:	SoBran Inc, Bionetics Corp, priority one services
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan to install a 60x12 foot concrete driveway. My county has enacted a law that no recreational vehicles may be parked on the street. I have a bass boat and I purchased a new toyota tundra to tow it. If I cannot install the driveway I will have to get rid of the boat and new truck. Not what I want to do. The total cost is 11000 dollars and I will pay the rest out of my savings. My free credit report scores me at 750. I have had credit problems in the past but have realized how important credit is. I am a professional working at the National Institutes of health with an FBI clearance and have done extensive work to clean my credit for employment purposes.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$905.00	Public Records On File:	2
Revolving Line Utilization:	12.00%	Months Since Last Record:	36
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442992	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442992. Member loan 442992 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Insight Global	Debt-to-income ratio:	20.49%
Length of employment:	6 months	Location:	Mountain View, CA

Home town:	Mountain View
Current & past employers:	Insight Global, Microsoft
Education:	California State Polytechnic University-San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

I have made significant progress over the last year and a half paying down debt. I am down to my last high rate card and consistently pay $1,400.00 to reduce the remaining balance. The card will be paid off. What I am interested in is a lower interest rate so that more of my payment will go towards the principal rather than the interest. I just want to be done with my Credit Card debt. Its been long enough financially and mentally.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,750.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442993	$14,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442993. Member loan 442993 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Cedar Pharmacy	Debt-to-income ratio:	21.29%
Length of employment:	4 years 6 months	Location:	Henderson, NV

Home town:	Salt Lake City
Current & past employers:	Cedar Pharmacy, Rite Aid
Education:	University of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

I am completing my Pharmacy Degree loan payoff in December 2009, but I have a $10,000 baloon payment to complete the loan. I am currently making a payment of $2,630 per month on that but that ends after November, 2009. I would appreciate your consideration of my loan request. I am a full time pharmacist in the Las Vegas area and am a consistent, on-time payor of my bills.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,812.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443000	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443000. Member loan 443000 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,947 / month
Current employer:	Clark County Nevada	Debt-to-income ratio:	14.47%
Length of employment:	2 years 6 months	Location:	Las Vegas, NV

Home town:	Las Vegas
Current & past employers:	Clark County Nevada, University Medical Center of Southern Nevada
Education:

This borrower member posted the following loan description, which has not been verified:

In the last couple of months the interest rate on my credit cards has jumped drastically. I wasn't late on any payments or anything, I'm just one of many victims of a particularly despicable tactic that credit card companies are using to increase their profits. I have been continuosly employed in local government for the last 7 years and my employment is extremely stable.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,891.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443001	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443001. Member loan 443001 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	13.83%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:	Burlingame
Current & past employers:	Amideast
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have very good credit and intend on repaying this loan as soon as possible.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,551.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443016	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443016. Member loan 443016 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	APHF	Debt-to-income ratio:	8.38%
Length of employment:	8 years 1 month	Location:	Chicago, IL

Home town:	Saint Louis
Current & past employers:	APHF
Education:	Harvard, University of Missouri-Columbia, American Flyers

This borrower member posted the following loan description, which has not been verified:

After purchasing our first home over one year ago we became pregnant with our first child and now find ourselves in a one bedroom loft with no room for our precious baby girl and a house that cannot be sold in the current market. We plan to use the funds to construct an additional bedroom within our loft that will provide a nursery for our daughter and will simultaneously increase our home value once the market turns around. We are responsible, educated parents who have obtained the American dream, but who did not anticipate a third occupant when we purchased!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	36
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443055	$1,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443055. Member loan 443055 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,416 / month
Current employer:	Fulton County Government	Debt-to-income ratio:	5.30%
Length of employment:	9 years	Location:	HAMPTON, GA

Home town:	Griffin
Current & past employers:	Fulton County Government
Education:	Griffin Technical College

This borrower member posted the following loan description, which has not been verified:

This loan is for the purchase of photography equipment.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,836.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443071	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443071. Member loan 443071 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,375 / month
Current employer:	HSBC Bank USA	Debt-to-income ratio:	7.95%
Length of employment:	8 years 6 months	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	HSBC Bank USA
Education:	Kaplan University, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Thank you for the loan offer. I must have this money in my bank account by tomorrow, but the latest Thursday morning to make the final payment on my wedding cost. I was prepared to pay the venue $12000 in cash, but was surprised today by a deficit of $6000. If I do not get this loan, the wedding that I have been planning for the last year, will not happen. The wedding is this Saturday (09/19/09) and guests are scheduled to arrive by Friday. If the wedding is cancelled, I will lose more money in funds that cannot be refunded due to contractual obligations than what I will be paying back in this loan. Worst of all, my fiancee, will be devastated. This loan will be paid on time and possibly before. You will not be disappointed. I have always paid my debts by the due date or before.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$18,507.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443099	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443099. Member loan 443099 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Quest Software	Debt-to-income ratio:	10.24%
Length of employment:	9 months	Location:	OAKTON, VA

Home town:	Seoul
Current & past employers:	Quest Software, eCopy, Inc., Kronos, Inc.
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I understand that monthly payment will be withdrawn from my bank account automatically. Can I pay more each month than minimum monthly payment? If so, how do I do that? Thanks.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,509.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443100	$18,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443100. Member loan 443100 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Kaiser Permenete	Debt-to-income ratio:	5.37%
Length of employment:	21 years 2 months	Location:	Pacoima, CA

Home town:	Pacoima
Current & past employers:	Kaiser Permenete
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Hello I need a loan for home improvements and home furnishing. The housing market is taking a turn and I want capitalize on that and possibly put my house on the market within the next 2 to 3 years.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,915.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443101	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443101. Member loan 443101 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	AmerisourceBergen Corp.	Debt-to-income ratio:	10.50%
Length of employment:	5 years	Location:	Addison, IL

Home town:	St. John
Current & past employers:	AmerisourceBergen Corp.
Education:	Purdue University-Calumet Campus

This borrower member posted the following loan description, which has not been verified:

Hello Lenders! My purpose for the loan is to pay off some credit cards. I am giving some serious thought to possibly purchasing a home and I think paying off the cards would really help. Ever since I got my first job 20 years ago, I have had continous employment and I have only worked at 4 places! I just recently made 5 years at my current job. I am trustworthy and honest, so I would be a good candidate for this loan. Please consider me for the loan. I would really appreciate it. Thanks!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	63
Revolving Credit Balance:	$4,819.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443110	$13,475	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443110. Member loan 443110 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Bravo Development INC	Debt-to-income ratio:	22.11%
Length of employment:	1 year 7 months	Location:	Chesterfield, MO

Home town:	St. Louis
Current & past employers:	Bravo Development INC, Brinker International
Education:	St. Louis Community College - Forest Park

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay off my credit card balances and consolidate the debts into a single, lower interest rate loan. Traditional lending has not met my needs, as my bank does not offer debt consolidation loans and I am not a home owner (so I do not have equity available to me).

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,522.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443126	$13,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443126. Member loan 443126 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Bombardier Flexjet	Debt-to-income ratio:	9.43%
Length of employment:	3 months	Location:	Los Angeles, CA

Home town:	Fairfax
Current & past employers:	Bombardier Flexjet, Pfizer Inc., Novartis Pharmaceuticals
Education:	University of North Carolina at Chapel Hill (UNC), New York University (NYU), University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I'm a bright, young, award-winning sales executive with 11 years of dedicated professionalism, including 7 1/2 high-performing years with two of the world's top pharmaceutical companies. My career continues to be on the upswing: Despite the down economy, I've recently landed [and have been closing deals for several months at!] my dream job: Sales Director for Bombardier Aerospace, the #1 manufacturer of business jets (we're the maker of Learjet). I sell private jets to ultra-high net worth individuals and corporations. As a company, we're unique stanced in that we are both GROWING and in a very solid position of leadership in our industry. Unfortunately, my personal life last year did not fare so well: I've just completed a lengthy divorce. That upheaval threw my financial life and budget out of balance, since part of our agreed-upon settlement arrangement included the quick close-out and separation of our mutual financial obligations (related to our jointly-held home mortgage and property management). I am now ready for--and humbly ask for your help in securing--a fresh start! This loan will enable me to finalize my personal separation by consolidating (and compartmentalizing) MY debt from my ex-husband's. I simply want to recover from the split financially and start fresh. My financials: With an expected job income of $160K+ annually, plus renting my house for $57,600 annually to cover my mortgage ($4800/mo), I'm confident I'll have a firm grasp on my monthly expenses and will be able to repay this loan dependably. My goal--which is very attainable given my great job, personal aptitude, and my unparalleled work ethic: In three years' time (I'm aiming for two!), I will be back on my feet and 100% debt-free! I appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,576.00	Public Records On File:	1
Revolving Line Utilization:	68.60%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443148	$11,100	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443148. Member loan 443148 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Self Employeed	Debt-to-income ratio:	20.84%
Length of employment:	10 years 3 months	Location:	San Antonio, TX

Home town:
Current & past employers:	Self Employeed
Education:

This borrower member posted the following loan description, which has not been verified:

I have been in business for over 10 years and also selling on ebay for over 9 years. We manufacture hammocks and bring the product to the US. I am looking for an investment to get ready for the busy Holiday Season, we need the funds to buy the raw material and pay for manufacturing cost to handmade the hammocks. Thank you for your time Please let me know if you have any questions

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,653.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443188	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443188. Member loan 443188 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Dupere, Inc	Debt-to-income ratio:	8.66%
Length of employment:	1 year 11 months	Location:	Brentwood, NH

Home town:	Middle Granville
Current & past employers:	Dupere, Inc, Capital One Financial
Education:	Eastern Nazarene College

This borrower member posted the following loan description, which has not been verified:

Hello, I have recently purchased a rental unit in the desirable location of Exeter, NH. It is a stand alone mobile home on its own property (not a park) with a private back yard and single car garage. The monthly mortgage is $240 and rental income will be ~ $950 per month. The $20,000 will be used to refurbish the unit. Specifically, I will be updating the kitchen, bathroom and flooring.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124,418.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443194	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443194. Member loan 443194 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.96%
Length of employment:	2 years	Location:	MIDLOTHIAN, VA

Home town:	Kent
Current & past employers:	Self Employed, Childcare Provider, Home Stationery Business
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to pay off all of my debt, in a set time, for a set amount each month. I want to be rid of my debt, but am not one of those people that walks away or defaults on their credit. My credit score is something I pride myself on!

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,425.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443197	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443197. Member loan 443197 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	MUSTANG ENGINEERING	Debt-to-income ratio:	13.79%
Length of employment:	10 months	Location:	ROSENBERG, TX

Home town:	Kenedy
Current & past employers:	MUSTANG ENGINEERING
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using this to refinance to a better rate

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	29
Revolving Credit Balance:	$2,308.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443206	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443206. Member loan 443206 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,483 / month
Current employer:	bankers life and casualty company	Debt-to-income ratio:	18.72%
Length of employment:	11 years 10 months	Location:	chicago, IL

Home town:	Richmond
Current & past employers:	bankers life and casualty company, pioneer insurance
Education:	McHenry County College

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off debts faster and help retire debt free after that. I am a full time employee at same company for approx 12 years and pay all my bills on time - I just nee a payment structure with lower interest rates to get this done sooner

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,770.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443215	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443215. Member loan 443215 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	General Motors	Debt-to-income ratio:	8.05%
Length of employment:	7 years 4 months	Location:	Adrian, MI

Home town:	Allen Park
Current & past employers:	General Motors, American Axle & Mfg.
Education:	Henry Ford Community College

This borrower member posted the following loan description, which has not been verified:

would like to consolidate a handful of payments into one payment. Thank you.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	33
Revolving Credit Balance:	$5,404.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443239	$15,350	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443239. Member loan 443239 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,524 / month
Current employer:	St.Lukes Hospital	Debt-to-income ratio:	15.47%
Length of employment:	3 years 6 months	Location:	OVERLAND PARK, KS

Home town:	Moran
Current & past employers:	St.Lukes Hospital, Shawnee Mission Medical Center, Good Samaritan Hospital, Emerson Hospital
Education:	Kansas State University, Washburn University, University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm using this loan so finish my masters degree.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,713.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 443247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443247	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443247. Member loan 443247 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	17.60%
Length of employment:	n/a	Location:	CLARKSVILLE, AR

Home town:	Dublin
Current & past employers:	Clarksville Light and Water
Education:

This borrower member posted the following loan description, which has not been verified:

Backyard renewal project: patio re-surfacing, flower beds, sod, and patio furniture.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	39
Revolving Credit Balance:	$57.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443262	$14,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443262. Member loan 443262 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ipsco Koppel Tubulars Corp	Debt-to-income ratio:	6.00%
Length of employment:	3 years 8 months	Location:	Ambridge, PA

Home town:	Aliquippa
Current & past employers:	Ipsco Koppel Tubulars Corp, Ergonomics and Safety Services Inc.
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am humbly requesting a loan amount of $14,000. I came across your program from my financial advisor and you have also helped a couple of my friends with great success. The money that I'm requesting will put me in a better financial situation. I plan to use the money to pay off my vehicles, 2 credit cards, and my 401k loan. I understand that this is a 3 year program which is perfect for me because I am a steelworker and we signed a 3 year contract with my Union for an even bigger hourly rate. The reality is that if you don't have a good history with credit, one can't really do much. I have made a few mistakes with my credit but it's healing very well with a score of 666. I sincerely hope I can receive the help you have so generously gave my friends. Thank You!

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,221.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443265	$12,300	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443265. Member loan 443265 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,309 / month
Current employer:	U. S. Postal Service (ret. on disability	Debt-to-income ratio:	18.17%
Length of employment:	16 years 3 months	Location:	Wilburton, OK

Home town:	Ardmore
Current & past employers:	U. S. Postal Service (ret. on disability, U.S. Army Ammuntion Plant
Education:	East Central University, Ada, Ok.

This borrower member posted the following loan description, which has not been verified:

Hello: I am a responsible borrower and I have always paid my bills on time but I have received a letter from everyone of my credit card company stating that they are either raising my interest rates or dropping my account. I seen your company on CNN and it sounded to good to be true!! I would like to be considered for a loan to pay all these bills off. Respectfully; David Buffington

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	61	Months Since Last Delinquency:	19
Revolving Credit Balance:	$6,628.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443272	$8,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443272. Member loan 443272 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,730 / month
Current employer:	Sound Medical	Debt-to-income ratio:	13.81%
Length of employment:	2 years 6 months	Location:	Shirley, NY

Home town:	Patchogue
Current & past employers:	Sound Medical
Education:	Suffolk County Community College - Nursing Program

This borrower member posted the following loan description, which has not been verified:

I will use this money to help my brother pay for his wedding.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	26	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	63	Months Since Last Delinquency:	4
Revolving Credit Balance:	$8,704.00	Public Records On File:	0
Revolving Line Utilization:	16.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443275	$2,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443275. Member loan 443275 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,458 / month
Current employer:	Commonwealth of MA	Debt-to-income ratio:	4.03%
Length of employment:	1 year 1 month	Location:	Danvers, MA

Home town:	Salem
Current & past employers:	Commonwealth of MA, SeaChange Systems, BAE Systems/Alphatec, Gitronics
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Hello- I am requesting a loan because I am in the process of going for full custody of my 7 year old son. I have my lawyer paid off but the court has appointed a guardian at litiem (GAL) for the case. I received a bill from the GAL and I have to pay her $3,000 dollars within the next 10 days and I only have $1,000. Gaining custody of my son is my world and I will do anything for him and do anything to gain custody of him and I don't want not having the money up front for the GAL to cause me not to get custody of my son. Thank you

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	18
Revolving Credit Balance:	$2,108.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 443292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443292	$15,850	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443292. Member loan 443292 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Lolita Restaurant	Debt-to-income ratio:	22.47%
Length of employment:	4 months	Location:	Greenwich, CT

Home town:	Stamford
Current & past employers:	Lolita Restaurant, Avenida Restaurant, Mediterraneo Restaurant, Board of Education, West Palm Beach
Education:	Manhattan College M.S. 2001, Institute of Culinary Education 2005

This borrower member posted the following loan description, which has not been verified:

I would like a loan to consolidate my credit card balances on six different cards. It would be easier for me to have one payment rather than juggle six payments every month. I am a reliable candidate as I have a good payment history and am always on time. Please consider me for a loan.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,796.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443297	$2,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443297. Member loan 443297 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$15,500 / month
Current employer:	Montgomery Independent School District	Debt-to-income ratio:	4.06%
Length of employment:	3 years 4 months	Location:	Montgomery, TX

Home town:	Urbana
Current & past employers:	Montgomery Independent School District, Cedar Hill Independent School District
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

We are updating our kitchen and need to purchase a new gas range and oven.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,063.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443302

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443302	$3,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443302. Member loan 443302 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,167 / month
Current employer:	retired	Debt-to-income ratio:	0.18%
Length of employment:	n/a	Location:	rancho palos verdes, CA

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

My daughter is going through a very rough time. Her husband lost his job and she's a stay at home mom for their 3 small children. During the past 3 months their income has almost diminished. While he is looking for a new job everyday they haven't been able to pay their rent. To avoid an eviction being put on their record they have been given the opportunity to just move out before their eviction court filing. They have nothing saved. They have found a new place but to move in it will cost altogether around $4000. I have helped them out with everything I can. My heart is broken over this and I need some help. Thank you.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,186.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443305	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443305. Member loan 443305 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,417 / month
Current employer:	U.S. Department of Education	Debt-to-income ratio:	6.24%
Length of employment:	25 years	Location:	ALEXANDRIA, VA

Home town:	Detroit
Current & past employers:	U.S. Department of Education
Education:	Albion College

This borrower member posted the following loan description, which has not been verified:

I would like to use the proceeds from this loan to pay of debt that is currently at a higher interest rate. I have very good credit and have always followed through on my committments. I incurred much of this debt through helping family members who have lost their jobs over the course of the last few years. Today I celebrated my 25th anniversary for working for my current employer. I had a reliable, steady job and I am a deligent worker. Currently, I have a personal loan for approx $8800 at an APR of 15.9%. I also have a credit card balance of 6300 with an APR of 10%. I would like to consolidate these debts into one monthly payment at a lower interest rate. Currently I save approximately $500 through a combination of payroll deductions and savings. I have the source to pay the monthly loan payment. My desire is to be able to pay off the balance in 3 years and be debt free.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,367.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443318	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443318. Member loan 443318 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	7.00%
Length of employment:	7 years 2 months	Location:	PHILADELPHIA, PA

Home town:	Willingboro
Current & past employers:	Social Security Administration, Temple University
Education:	La Salle University

This borrower member posted the following loan description, which has not been verified:

We are going to significantly add to the value of our home by fixing (the basement floor was torn up due to a flood a few years ago) and adding steps to the basement.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$4,417.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443361	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443361. Member loan 443361 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Santa Barbara Bank and Trust	Debt-to-income ratio:	12.92%
Length of employment:	3 years	Location:	GOLETA, CA

Home town:
Current & past employers:	Santa Barbara Bank and Trust
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a $10,000 loan to payoff all credit cards.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,257.00	Public Records On File:	0
Revolving Line Utilization:	29.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443376	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443376. Member loan 443376 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	S. C. Johnson & Son, Inc.	Debt-to-income ratio:	14.99%
Length of employment:	9 years 10 months	Location:	Racine, WI

Home town:	Racine
Current & past employers:	S. C. Johnson & Son, Inc., Lafarge, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

For payment of Credit Card acquired in Divorce

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,631.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 443397

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443397	$3,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443397. Member loan 443397 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	HUNTINGTON COACH	Debt-to-income ratio:	22.98%
Length of employment:	7 years	Location:	BAYSIDE, NY

Home town:	West Babylon
Current & past employers:	HUNTINGTON COACH
Education:	NONE

This borrower member posted the following loan description, which has not been verified:

I NEED A LOAN FOR MY DENTAL EXPENSES.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	40
Revolving Credit Balance:	$17,590.00	Public Records On File:	1
Revolving Line Utilization:	80.70%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443398	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443398. Member loan 443398 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	24.56%
Length of employment:	3 years 2 months	Location:	Paramus, NJ

Home town:	Cherry Hill
Current & past employers:	Citigroup Inc., BlackRock, Inc.
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I would like your assistance in consolidating credit card debt for me. This debt was incurred due to rather large legal bills from my divorce. I am currently paying close to $1,000 a month just to credit card companies. I would like to see if I qualify for a loan to save me money each month. If approved, I would ask the lender to issue checks directly to the credit card companies and would closed my accounts. If not approved, I would like your advice on how to proceed.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,621.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443419	$5,175	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443419. Member loan 443419 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,250 / month
Current employer:	publix supermarkets	Debt-to-income ratio:	13.12%
Length of employment:	3 years 6 months	Location:	MIAMI, FL

Home town:	st. petersburg
Current & past employers:	publix supermarkets
Education:	Valencia Community College

This borrower member posted the following loan description, which has not been verified:

A loan for this amount would all be used to pay off credit card debt. It would be alot easier to have all my debt in one monthly bill. I'm very confident that I can pay every month.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,947.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443433	$16,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443433. Member loan 443433 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	5.84%
Length of employment:	2 years 10 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Wells Fargo, Pacific Stock Exchange/NYSE
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I want more than anything to be debt free. It can be incredibly difficult to get out from credit card debt. My very supportive fiance has agreed to pay our rent until I get out from under this mound of debt, which means I have about $2500 every month to put towards the debt. However, I also have high interest rates, revolving credit, compounding interest, and a wedding that is in a month. I realize you don't know me, but I assure you I am a gainfully employed, honest person who will literally pay people back the quarter that I borrowed for the parking meter. I am not a risk. I am just stuck in credit card hell. I would be grateful for your help. Thank you for considering my request. Susan

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1973	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,015.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443437

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443437	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443437. Member loan 443437 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Volunteer of America	Debt-to-income ratio:	16.48%
Length of employment:	3 years	Location:	Woodbridge, NJ

Home town:	Neptune
Current & past employers:	Volunteer of America, JC Penney
Education:	Kean University

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan in which I can pay back in 3 years. I need it for some expenditures I am having and need this money at this present moment. I will work hard in paying back this loan. Thank you for your help.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	7
Total Credit Lines:	14	Months Since Last Delinquency:	17
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443439	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443439. Member loan 443439 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Howell High School	Debt-to-income ratio:	7.65%
Length of employment:	11 years	Location:	Brighton, MI

Home town:	Youngstown
Current & past employers:	Howell High School, Eastern Tool And Machine
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

We have created a compliance package for Low Risk Companies. It includes a poster, much like the OSHA posters that employers must have, and a workbook to assist you maintaining compliance to the new law. In November of 2009, ALL businesses that bill or charge their clients will be subject to the compliance rules set forth by the FTC in the Red Flag Ruling Law. We have created the country's most effective and cost effect tool when dealing with Identity Theft. We own a database of 2.4 million business owners and physicians throughout the US. We have the ability to send out unlimited emails but need cash to forward the business plan.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,667.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443444	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443444. Member loan 443444 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	2.87%
Length of employment:	1 year 7 months	Location:	Richmond, VA

Home town:	Jacksonville
Current & past employers:	Capital One Financial
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I am seeking funding to open a high school math and science tutoring business in my local mall I am a well-paid banker and would eventually be able to fund this myself but I want to move quickly while prices are low and school is starting

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,341.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443451	$1,925	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443451. Member loan 443451 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Vibe Teacher Recruitment	Debt-to-income ratio:	8.36%
Length of employment:	7 months	Location:	Asheboro, SC

Home town:	Charlestown
Current & past employers:	Vibe Teacher Recruitment, Randolph Community College
Education:	Elon University, University of Westminster

This borrower member posted the following loan description, which has not been verified:

I am a 23 year old American student who has just completed a Master's degree in teaching in London. My dream is to stay in London for two years to teach and travel. My only obstacle at this moment is the visa extension process. In order to extend my stay in London, I must have proof that I have $1,600 sitting in my bank account untouched for three months prior to the application of visa extension. While I have now been employed as a teacher, I unfortunately will not have the money upfront to place in an account for the three months. For this loan, I am asking a lender to please loan me the $1,600 that will sit in the account for three months. I can easily makes payments during those three months and will be able to pay the loan in full shortly following the time I apply for my visa.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$277.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443452	$3,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443452. Member loan 443452 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Student	Debt-to-income ratio:	9.79%
Length of employment:	6 months	Location:	Allen, TX

Home town:	Grand Island
Current & past employers:	Student, Wall Street Plaza, Rec Warehouse
Education:	University of Central Florida, Collin County Community College District

This borrower member posted the following loan description, which has not been verified:

It has been very difficult finding a loan for school. The banks will not approve me for anything even with a cosigner who has EXCELLENT credit. I need cash fast because I have to pay for my next classes within the next couple days. I'm in the process of getting my teacher certificate and my classes go until December, and then I have to pay for Student Teaching for January. 9/18 Online Modules $200 10/1 Professional Teaching Practices $1,000 2 Tests to be taken before 10/31/09 $300 Student Teaching/Internship $1,600 I have always paid my bills and have never had a problem doing it. I have $2500-$3200 in income a month so making my payments will be no problem.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,868.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443475

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443475	$18,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443475. Member loan 443475 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Gap Inc	Debt-to-income ratio:	8.23%
Length of employment:	4 years 1 month	Location:	San Francisco, CA

Home town:	Beverly Hills
Current & past employers:	Gap Inc
Education:	Fashion Institute of Design & Merchandising in Los Angeles (FIDM), California State University- Northridge

This borrower member posted the following loan description, which has not been verified:

pay off credit card debt

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	72
Revolving Credit Balance:	$15,533.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443492	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443492. Member loan 443492 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	City of Farmington	Debt-to-income ratio:	14.35%
Length of employment:	2 years 5 months	Location:	Kirtland, NM

Home town:	San Jose
Current & past employers:	City of Farmington, Army National Guard
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

I received my PMI deletion letter from Wells Fargo Home Mortgage. PMI will be deleted with a principal payment of $9800. My wife and I have about $6000 in liquid cash and enjoy having a buffer of at least $5000. Deletion of PMI would be a savings of $107 a month. We have been at our residence for 3 years and plan on staying for 5 more years. I am a police officer and my wife is an elementary school teacher. We both have college degrees from BYU and have excellent credit. I am comparing risks/rewards of taking out a loan to pay down PMI or wait out the amortization schedule.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,375.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443503	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443503. Member loan 443503 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,375 / month
Current employer:	Goodwin Procter LLP	Debt-to-income ratio:	13.22%
Length of employment:	3 years	Location:	Boston, MA

Home town:
Current & past employers:	Goodwin Procter LLP
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to refinance and consolidate some high-rate credit card debt. I got each of these credit cards in college and they still have the same rate. I never bothered to renogotiate these rates in the 10+ years I've had the cards since I had generally paid off the cards monthly. Now that I have a little debt on the cards, I'd like to get a better rate without trying to renegotiate with the two credit card companies. I have steady income as an attorney in a very busy (despite the bad economy) law firm. I have great credit and have never made a late payment on any debt.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,767.00	Public Records On File:	0
Revolving Line Utilization:	50.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443526	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443526. Member loan 443526 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	CCT, PSI, and others	Debt-to-income ratio:	12.41%
Length of employment:	4 years	Location:	st augustine, FL

Home town:	ft lauderdale
Current & past employers:	CCT, PSI, and others
Education:

This borrower member posted the following loan description, which has not been verified:

looking for the lowest interest rate for a short term loan

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,071.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443530

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443530	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443530. Member loan 443530 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Department of Homeland Security (DHS)	Debt-to-income ratio:	0.98%
Length of employment:	12 years 7 months	Location:	Brooklyn, NY

Home town:
Current & past employers:	Department of Homeland Security (DHS)
Education:

This borrower member posted the following loan description, which has not been verified:

This loan request will be to pay down debt and to have cash on hand to ease the financial burden created by a job relocation from New York to Hawaii.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	36
Revolving Credit Balance:	$29,518.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443547	$7,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443547. Member loan 443547 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Happy Bell Inc	Debt-to-income ratio:	23.71%
Length of employment:	7 months	Location:	Metuchen, NJ

Home town:	Elizabeth
Current & past employers:	Happy Bell Inc, Shaw Creations Inc
Education:	None

This borrower member posted the following loan description, which has not been verified:

Sir/Madam, I am asking for this loan to help pay on some credit cards and personal use. I have a very good credit rating, last time checked was 749. I have been using my credit cards more lately and I would like to reduce some so my payments are more reasonable. As I mentioned my credit score is good cause I make timely payments on all my debt. I am also looking to possibly take a small vacation which I have not had in sometime. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	7
Revolving Credit Balance:	$15,524.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443627	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443627. Member loan 443627 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	PCI	Debt-to-income ratio:	23.90%
Length of employment:	1 year 2 months	Location:	glendale, CA

Home town:	Los Angeles
Current & past employers:	PCI
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I wanted to payoff my credit cards and make one payment to one location, My new job is great and i just got signed for 5 more years with the company.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,876.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443638	$5,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443638. Member loan 443638 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	ChoiceShirts	Debt-to-income ratio:	8.34%
Length of employment:	5 years 6 months	Location:	maple shade, NJ

Home town:	timisoara
Current & past employers:	ChoiceShirts, Continental Janitorial Services
Education:

This borrower member posted the following loan description, which has not been verified:

We are trying to pay off 3 credit cards that have a high interest and use some of the money for home improvement. We always pay our bills before the due date and pay more than the minimum balance. The dept for credit cards is $5000 . That is the actual amount we need so if 7000 is too much we will settle for $5000.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,639.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443682	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443682. Member loan 443682 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,375 / month
Current employer:	CSC	Debt-to-income ratio:	11.00%
Length of employment:	2 years 8 months	Location:	CINCINNATI, OH

Home town:	Albany
Current & past employers:	CSC, Convergys Corp., Best Buy Co. Inc., Xavier University Department of Computer Science, Target
Education:	Xavier University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am seeking to manage and eliminate my current credit card debt in as short a time as possible. In the past two years, I have eliminated almost two-thirds of the debt I had accrued during and after college, as well as the credit card debt that I had accumulated while furnishing my home. It is time for me to eliminate the last of my credit card debt, and it would, in my estimation, be most prudent to do so by means of a debt consolidation loan. In addition to eliminating my current credit card debt in a more manageable and sustainable way than exhausting my available cash flow each month, I also intend to utilize some of the monthly cash flow that this loan would "free up" in order to make small repairs and improvements to my home which will increase its value and position it better within the local housing market for sale at such a time when it becomes prudent to sell. The purpose of this loan, again, is to help me eliminate the remainder of my unsecured debt in a manageable and sustainable way, such that I do not find myself in credit card debt again in the future. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,318.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443730	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443730. Member loan 443730 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Self Employed	Debt-to-income ratio:	22.42%
Length of employment:	10 years	Location:	LOUISVILLE, KY

Home town:	Hof
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, I am looking for a loan to consolidate my credit card debt. I have good credit, always pay on time but am just over my head right now. I am a single mom, and am self employed as an executive assistant and have been with the same employer for 10 years. In addition I teach yoga and am a partner in a yoga studio. I would just like to take responsibility form my debts, consolidate them and get them paid off as quickly as possible. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,928.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443735	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443735. Member loan 443735 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Freedom Financial	Debt-to-income ratio:	3.78%
Length of employment:	4 years 4 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Freedom Financial
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off a loan I obtained through a Timeshare company I bought a timeshare from. The terms were a 16% interest rate spread out over 120 payments. If approved for this loan, I could have this paid off in 3 years, using roughly the same monthly payment, rather than paying this off over the next 10 years. You get some $$$ for your investment, I get out of "debt" faster, win-win all around. Thanks for you time and consideration.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,252.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443736	$3,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443736. Member loan 443736 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$9,958 / month
Current employer:	ExxonMobil Corporation	Debt-to-income ratio:	13.42%
Length of employment:	31 years 2 months	Location:	Baytown, TX

Home town:
Current & past employers:	ExxonMobil Corporation
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

I am interested in a short term loan (6 months).

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,873.00	Public Records On File:	1
Revolving Line Utilization:	63.90%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443749	$9,700	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443749. Member loan 443749 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,777 / month
Current employer:	CVS/Caremark	Debt-to-income ratio:	9.72%
Length of employment:	7 years 6 months	Location:	Raytown, MO

Home town:	Scott City
Current & past employers:	CVS/Caremark
Education:	Fort Hays State University, South University

This borrower member posted the following loan description, which has not been verified:

We totaled our van and didn't have gap insurance. We now need to pay off the existing loan with capital one ($5500) and finance another vehicle all between $300 and $350 per month The vehicle we are purchasing is a 2001 Oldsmobile silhouette with 115,000 miles. The retail value is $6900 and we are getting it for $3900.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	19
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443770	$2,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443770. Member loan 443770 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Palms Casino Resort	Debt-to-income ratio:	16.96%
Length of employment:	7 years 10 months	Location:	Las Vegas, NV

Home town:	New York
Current & past employers:	Palms Casino Resort, Bellagio Casino
Education:	CUNY Queensborough Community College

This borrower member posted the following loan description, which has not been verified:

I am a very resposnible borrower. I heard your company was the best.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,868.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443796	$16,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443796. Member loan 443796 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Hammmersmith Builders	Debt-to-income ratio:	16.06%
Length of employment:	8 years 6 months	Location:	boston, MA

Home town:	Cambridge
Current & past employers:	Hammmersmith Builders
Education:	u mass boston, Wentworth Institute of Technology

This borrower member posted the following loan description, which has not been verified:

This loan would be to pay off a Bank of America account that has a interest rate of 17% I have been paying $500 per month plus the interest on this account to try and get the balance down. My goal is to keep making the same payment but have a lower interest rate.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	28
Revolving Credit Balance:	$43,373.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443798	$8,300	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443798. Member loan 443798 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Horizon BCBS	Debt-to-income ratio:	11.33%
Length of employment:	9 years 8 months	Location:	Nutley, NJ

Home town:	Califon
Current & past employers:	Horizon BCBS, Horizon NJ Health, Permacel
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I need a loan in order to purchase a new furnace. Our current furnace is leaking and might not make it through the winter. I have good credit, and have never missed a payment on anything.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1972	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,593.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443815	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443815. Member loan 443815 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Wal-mart	Debt-to-income ratio:	21.24%
Length of employment:	8 years 4 months	Location:	zephyrhills, FL

Home town:	Tampa
Current & past employers:	Wal-mart, kask n karry
Education:	zephryhills high school

This borrower member posted the following loan description, which has not been verified:

having a baby in febuary and trying to get debt caught up.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,322.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443823	$12,400	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443823. Member loan 443823 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,833 / month
Current employer:	Overseas Council	Debt-to-income ratio:	17.38%
Length of employment:	5 years 3 months	Location:	Indianapolis, IL

Home town:	Millersburg
Current & past employers:	Overseas Council, Latin America Mission
Education:	Wheaton College, Gordon-Conwell Theological Seminary, University of Cambridge

This borrower member posted the following loan description, which has not been verified:

I am a solid earning and reliable professional with longevity in my career path: 16 years teaching and serving as the president of a theological seminary (1988-2004) and five years and going strong as he President and CEO of a respected not-for-profit agency with work in sixty-two countries. I have reliable earning power and a 769 credit score. I am in the final two years of putting my two sons through college, taking care of unreimbursed medical and dental bills, and making improvements to our backyard and fencing that will improve security for our rescued (blind) Rhodesian Ridgeback, who as he's recovered from his abused former life has developed a roaming instinct. I pay my bills and was going to apply for a bank loan to help with the three projects I've mentioned when news reports led me to the 'relationship lending' project. I like the idea of it, would like to utilize its power as a loan recipient now, and eventually as an investor/lender.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	27
Revolving Credit Balance:	$452.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443826	$2,100	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443826. Member loan 443826 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	City of Irving	Debt-to-income ratio:	18.24%
Length of employment:	3 months	Location:	Fort Worth, TX

Home town:	Denton
Current & past employers:	City of Irving, Lockheed Martin Corp.
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

I am in the military in the reserves as a firefighter and was just hired from to a fire dept. but my job prior was at lockheed martin. I was called up for a few months for the military and have come back to a mess. Military still owes me money and will be getting it in the near future but I just got a job as a firefighter in the are and the transfer from older job and military not giving me the money when they were suppose to has put me in a bad situation. I need this loan in order to pay some bills for my wife and daughter to have food for this month. I will be getting the payment from the military just need the money soon.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,554.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443827	$11,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443827. Member loan 443827 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Hulsey Financial Services	Debt-to-income ratio:	9.38%
Length of employment:	11 years 9 months	Location:	Oklahoma City, OK

Home town:	Sherman
Current & past employers:	Hulsey Financial Services
Education:	University of Texas Arlington, Southern Nazarene University, Texas A & M University- daughter currently attends, Oklahoma State University-son currently attends

This borrower member posted the following loan description, which has not been verified:

I have $15,000 in federal taxes due Oct. 15th. I currently have $4,000 and need $11,000 more. I am a small business owner in the investment field that has been impacted by the recession and contraction of the stock market. My clients pulled back for the first 6-8 months of the year which had a negative impact on my cash flow. I have seen a resurgence of confidence the past month with a corresponding uptick in business. However, too little to late. My intent is to pay this back as quickly as I can. I will be happy to speak to anyone that wants to speak to me personally.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,772.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443828	$3,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443828. Member loan 443828 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	viking	Debt-to-income ratio:	0.00%
Length of employment:	5 years 6 months	Location:	STOCKTON, CA

Home town:	Turlock
Current & past employers:	viking, viking constroc
Education:

This borrower member posted the following loan description, which has not been verified:

this loan will help me fix my car and cover some bills

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443833	$14,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443833. Member loan 443833 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	First Baptist Church, Odessa	Debt-to-income ratio:	18.18%
Length of employment:	8 years 8 months	Location:	Odessa, TX

Home town:	Hobbs
Current & past employers:	First Baptist Church, Odessa, Bayshore Baptist Church
Education:	Southwestern Baptist Theological Seminary

This borrower member posted the following loan description, which has not been verified:

This loan is to help pay off credit card debt that we are carrying at unbelievable percentage rates.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,927.00	Public Records On File:	1
Revolving Line Utilization:	51.90%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443834

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443834	$6,400	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443834. Member loan 443834 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,825 / month
Current employer:	Federal Home Loan Bank of Pittsburgh	Debt-to-income ratio:	15.24%
Length of employment:	1 year 2 months	Location:	Pittsburgh, PA

Home town:	Sacramento
Current & past employers:	Federal Home Loan Bank of Pittsburgh, Bank of New York Mellon (29 years)
Education:

This borrower member posted the following loan description, which has not been verified:

Received notification from Bank of America about a pending APR increase on my VISA card, which currently has an outstanding balance of $6,392.33. I opted out of using the card in June of 2009 in order to pay off the balance at 7.99%. In August of 2009, I made a PayPal purchase of $33.28 with the intention of debiting my checking account. As it turned out, the PayPal account was associated with both my checking account and the (opted out) VISA card. The purchase posted to the VISA card in error. I contacted Bank of America and PayPal and explained the situation, but since the merchant had already been paid, I was told there was nothing either of them could do. I'm now looking at a potential APR increase from 7.99 to 25-plus percent due to a $33.28 purchase. I need a loan in order to pay off the remaining balance on the Bank of America VISA.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,010.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443855	$5,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443855. Member loan 443855 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	United State postal service	Debt-to-income ratio:	12.33%
Length of employment:	10 years 5 months	Location:	Clifton, NJ

Home town:	Clifton
Current & past employers:	United State postal service
Education:	Universidad Del Turabo

This borrower member posted the following loan description, which has not been verified:

This loan is for help in my son education.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	21
Revolving Credit Balance:	$15,090.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443859

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443859	$8,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443859. Member loan 443859 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	UCSF	Debt-to-income ratio:	16.16%
Length of employment:	10 months	Location:	San Francisco, CA

Home town:
Current & past employers:	UCSF
Education:

This borrower member posted the following loan description, which has not been verified:

Yes I have a line of credit that the interest rate just went up to 20.99 so I am looking to refi for a lower rate.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,330.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443870	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443870. Member loan 443870 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	nexis lexus	Debt-to-income ratio:	9.36%
Length of employment:	8 years 2 months	Location:	LAWRENCEVILLE, GA

Home town:	Lawrenceville
Current & past employers:	nexis lexus
Education:	UGA

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan for many reason. I am a grad student and i need an extra push to help me get on me feet. My mother is sick so i need so extra money to invest in her so big sums of money does not come out of my pocket , and also i will be moving and wont have enough for moving costs.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,876.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443878	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443878. Member loan 443878 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,364 / month
Current employer:	California Emergency Management Agency	Debt-to-income ratio:	7.04%
Length of employment:	14 years 5 months	Location:	Fair Oaks, CA

Home town:	Sacramento
Current & past employers:	California Emergency Management Agency, Department of Justice (DOJ)
Education:

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Michelle and I am trying to open a taekwondo school. This is the last amount I need. It is a franchise called Robinson's Taekwondo. I am a second degree black belt and I will test for my third very soon. I have 6 years of experience working in a taekwondo school. I am being mentored by some of the most successful instructors in the Sacramento area. The loan will be used to get the lease on a 2400 sq ft space as well as all of the supplies to open the school. I will be buying mats, mirrors, and workout equipment. My plan is to enroll at least 20 students a month - which is the average for our area. Once I reach 90 students I will be a the break even point. In six months, the business will have a profit. I will be using the profits to ensure that the loan is repaid. I will also still be working at my full time job with the State of California so that the loan payment will never be missed.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,829.00	Public Records On File:	1
Revolving Line Utilization:	74.40%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443918	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443918. Member loan 443918 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Baltimore Gas & Electric	Debt-to-income ratio:	1.16%
Length of employment:	28 years	Location:	Nottingham, MD

Home town:	Baltimore
Current & past employers:	Baltimore Gas & Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I am paying off credit cards

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,731.00	Public Records On File:	1
Revolving Line Utilization:	9.20%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443923	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443923. Member loan 443923 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Zurich Financial Services - Global Corporate	Debt-to-income ratio:	8.13%
Length of employment:	2 years 4 months	Location:	VERNON ROCKVILLE, CT

Home town:	Holyoke
Current & past employers:	Zurich Financial Services - Global Corporate, Hartford Financial Services Group
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

As the cost of credit has gotten more expensive, a couple of my credit cards, on which I maintain significant balances, have increased the interest rates as their cost of borrowing has risen. American express, for example, was at 6.99% last year, and has made 2 universal increases and now stands at 15.99%, even though my credit situation has not changed and I have never been late on any payments to any lender. This is a practice which it seems is becoming more common. For example, on Amex - http://www.credit.com/forum/posts/list/339.page#1121 http://www.creditaddict.com/archives/american-express-amex-change-in-cardmember-terms-apr-rate-increases/ http://www.complaintsboard.com/complaints/american-express-c142633.html I wish to avoid the random increases and consolidate at a lower rate. Also, the 3 year term and consolidated payment make it easier for me to manage. I have a revolving line of credit from Bank of America which has available monies to consolidate, but again at a higher rate. I want to try this site, as it appears to be more cost effective. I am a reliable person, as I've had no late payments on any account anywhere in my credit history. I take my credit rating very seriously and am scrupulous in my management and payment of my debts. For this reason, I am a good credit risk. My credit is perfect, although I do have a relatively high debt load as a result of student loans that I used to obtain my MBA.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	56	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,159.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443926

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443926	$4,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443926. Member loan 443926 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$11,667 / month
Current employer:	Corrections Corporation of America	Debt-to-income ratio:	18.99%
Length of employment:	8 years 11 months	Location:	ALAMO, GA

Home town:	Glenwood
Current & past employers:	Corrections Corporation of America, Wheeler county Hospital
Education:	Brewton-Parker College, Middle Georgia College, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

My husband has Crohns Disease and has to get treatments every 2 months. Even though we have insurance we still owe the remainder of what it doesn't pay. Each treatment is around $4000 before insurance pays.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	38	Months Since Last Delinquency:	13
Revolving Credit Balance:	$778.00	Public Records On File:	0
Revolving Line Utilization:	33.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443938	$17,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443938. Member loan 443938 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Dow Chemical	Debt-to-income ratio:	11.71%
Length of employment:	4 years 9 months	Location:	MIDLAND, MI

Home town:	Hinsdale
Current & past employers:	Dow Chemical, UTI Integrated Logistics
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

Refinanced our home in 2007, then was relocated in 2008 and lost almost $20,000 on the house. With such short notice the debt was rolled onto my two Bank of America cards. Though this did not put me over the limit, my interest rates quickly began to escalate. A year later and thigns are finally getting to the breaking point. I've never missed a payment on my cards, own a home and have a steady job. This consolidation loan will give me a way to actually pay off my high interest cards in a short, set amount of time.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,277.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443965	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443965. Member loan 443965 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,000 / month
Current employer:	OSR Open Systems Resources, Inc.	Debt-to-income ratio:	10.06%
Length of employment:	14 years 10 months	Location:	Milford, NH

Home town:	Bishop
Current & past employers:	OSR Open Systems Resources, Inc., FORE Systems, Inc., Transarc Corporation, Stanford University
Education:	University of Chicago

This borrower member posted the following loan description, which has not been verified:

Over the past year, Bank of America has repeatedly changed the terms of my revolving credit card account with them, despite the fact that my business keeps over a half million dollars on deposit with them, and I have never been late or over the limit on the account. I grow tired of paying 28% interest and watching the balance shrink very slowly despite me making payments of 7-10% of the principal balance each month. Thus, Lending Club offers me an opportunity to lower the borrowing cost and know that the interest I am paying is going to real people, not a bank that penalizes its good customers for its own poor investment decisions. I am one of the two principles of a well established company in the computer software business - I have been doing this for the past 15 years, we've weathered multiple business cycles and have done well in the recent down-turn. Despite making a generous income, I have made some poor investment decisions that left me with considerable unsecured debt. In the past five years I have systematically whittled away at this so that I am now down to just two personal credit cards - Bank of America and Discover, and my expectation is that these will be paid off in the next three years - regardless of whether or not this loan funds.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229,908.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443972	$20,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443972. Member loan 443972 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Morgan School District	Debt-to-income ratio:	16.12%
Length of employment:	5 years 3 months	Location:	morgan, UT

Home town:
Current & past employers:	Morgan School District
Education:	Weber State University

This borrower member posted the following loan description, which has not been verified:

This is a working capital loan to fund growth for our small company. We have spent a lot of money in developing an excellent product and have now started rolling it out. Check out our landing page at www.mmforlife.com and our web site at www.moneymasteryforlife.com These funds will be used specifically to purchase more advertising on the Internet. We have determined that each dollar spent on Internet leads generates $5 of revenues for us. We are excited to fund this program and use the proceeds to amortize the debt then reinvest the profits to fuel more growth.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,090.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443983	$4,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443983. Member loan 443983 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Keller Williams Realty	Debt-to-income ratio:	5.09%
Length of employment:	4 months	Location:	Bellevue, WA

Home town:	new haven
Current & past employers:	Keller Williams Realty, Ramada Plaza Hotel San Francisco
Education:	Southern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

Hi my name is Joe Kennedy. Thankyou for taking the time to review my loan request. I have been a part-time realtor for the past six months and now that my children are in school I am dedicating myself full-time. Since the real estate industry is not just a people business but more and more an internet business, I am looking to get a custom website up and running. I project the cost to be about $4000 for the site alone. Other monthly expenses related to the site will run about $200. I have closed 2 transactions in the last 4 months and project at least 1 transaction a month at $5000/gross commission. So, the money and am asking for will cover web expenses and the remainder is a 3-4 month cushion. My wife works and covers half of our monthly bills. What I earn will cover our bills and her earnings will go to pay this loan and the remainder goes into our savings. We both have excellent credit and carry little debt. Thankyou again for reviewing this. Sincerely, Joe Kennedy

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,834.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443991	$16,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443991. Member loan 443991 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Vernal City Police Department	Debt-to-income ratio:	15.87%
Length of employment:	4 years 2 months	Location:	Vernal, UT

Home town:	Spokane
Current & past employers:	Vernal City Police Department, Brashers Auto Auction, Dealers Northwest Auto Auction
Education:	Salt Lake Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, Last year my husband and I had all of our credit cards paid off, however, our son then went through 6 surgeries last summer in an attempt to fix/replace the intraventricular shunt in his head. Fortunately, the last surgery has been successful thus far. Unfortunately, it left us with a lot of expense. We had to use our credit cards for travel expense, medical bills, etc. Then the credit card companies got to raise all of our interest rates and we are now stuck trying to pay these cards down, but not making much headway. My husband is a police officer and I am a nurse in a doctor's office. We would really like the opportunity to get rid of all these high interest cards and medical bills and become debt free again. Those of you looking for honest, hard working, dedicated people who will make paying back this loan a top priority...should look no more, we are it. Thank you for your consideration in this matter. Sincerely, Russell and Dara Larsen

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,641.00	Public Records On File:	1
Revolving Line Utilization:	98.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443993	$10,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443993. Member loan 443993 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Eodt	Debt-to-income ratio:	0.00%
Length of employment:	1 year 4 months	Location:	brooklyn, NY

Home town:
Current & past employers:	Eodt, U.S Army
Education:	CUNY Queensborough Community College

This borrower member posted the following loan description, which has not been verified:

Want to buy a home for my family in Tacoma Washington.ex military served my country just looking for some where peacefull to live. Thank you

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,473.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444008	$7,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444008. Member loan 444008 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Self	Debt-to-income ratio:	24.27%
Length of employment:	10 years	Location:	Stamford, CT

Home town:	Greenwich
Current & past employers:	Self, Upper Crust Bagel & Deli
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

In need of a debt consolidation loan to off set some high interest debt and increase cash flow.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	17
Revolving Credit Balance:	$32,573.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444013	$17,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444013. Member loan 444013 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Woodside Priory School	Debt-to-income ratio:	23.18%
Length of employment:	18 years	Location:	FREMONT, CA

Home town:	Long Beach
Current & past employers:	Woodside Priory School
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidating credit cards, with no plans of ever using again. Creditworthiness is excellent. Seems better to consolidate and have a definite pay off date.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,265.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444020	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444020. Member loan 444020 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Personnel Specialists, LTD	Debt-to-income ratio:	9.01%
Length of employment:	1 year 1 month	Location:	Waunakee, WI

Home town:	Sauk City
Current & past employers:	Personnel Specialists, LTD, The Information House, Global Insights, Inc
Education:	University of Wisconsin-Madison, Herzing College-Madison

This borrower member posted the following loan description, which has not been verified:

I have a business that is doing well and I would like to take the next step to grow the business. To do this, I need additional capital. This will be used to pay for additional employees and marketing. I have always been responsible with money and have never missed paying a loan on time.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,307.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444021	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444021. Member loan 444021 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Delta Systems Inc	Debt-to-income ratio:	4.20%
Length of employment:	2 years 10 months	Location:	Streetsboro, OH

Home town:	Youngstown
Current & past employers:	Delta Systems Inc, Boardman Township, Pennsylvania State University - Shenango Campus
Education:	Kent State University-Trumbull Campus, Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

I would like this loan so that I may consolidate all of my credit card debt into one monthly payment. With all of the interest that each of my cards charges me it will take me between 7 and 10 years to pay them all off, even if i pay extra. I'd like to get one payment per month, cancel all my high interest credit cards and start fresh. I would be a good candidate for this loan because I have a stable job as a manager for a manufacturing company and a good income. Back in 2002 I had to file bankruptcy because the company I worked for in 2001 closed and I was out of work for several months. I was very careful to make sure that I paid my mortgage and car payments on time, but a bankruptcy is something that takes 10+ years to recover from credit wise. A hard lesson to learn, but definitely learned! Since then, I have held a steady, secure job and have paid my bills on time every month. I believe it is important to do that.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,172.00	Public Records On File:	1
Revolving Line Utilization:	66.00%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444037	$13,075	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444037. Member loan 444037 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,767 / month
Current employer:	n/a	Debt-to-income ratio:	19.89%
Length of employment:	2 years	Location:	Boston, MA

Home town:	Colorado Springs
Current & past employers:	Digitas, Hunt Alternatives, Goucher College
Education:	Goucher College, Suffolk University

This borrower member posted the following loan description, which has not been verified:

Between getting married and having our first child, we have accumulated credit card debt and the interest rates have just kept increasing. This loan would go to pay down high-interest credit card debt and in turn allow us to save more for a mortgage down payment. We have seen what irresponsible lending/borrowing has done to so many families and we want to make sure we have an ample deposit a few years down the road to avoid such situations. Though I would be the one repaying the loan, we both have a solid track record of on-time payments and have enough income to cover the necessary payments of this loan. I do have substantial student loans from private undergraduate and graduate schools, but have them on manageable payment plans. I appreciate you taking the time to consider this loan that would help our family immensely.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,368.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444077	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444077. Member loan 444077 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,692 / month
Current employer:	Fedex Trade Networks	Debt-to-income ratio:	17.30%
Length of employment:	6 years 3 months	Location:	Tonawanda, NY

Home town:	Harrisburg
Current & past employers:	Fedex Trade Networks
Education:	Medaille College

This borrower member posted the following loan description, which has not been verified:

Loan is to refinance credit card expenses used to finance a business start up. Business has now been in operation for two years with a NOI of $30,000 per year. Borrower has a 720 FICO score, no late payments, no judgments. Income from the following sources: $80,000 /yr - W2 wage income $30,000 /yr - Self-employment income $30,300 /yr - Rental property income. Loan will be used to pay the balance on a 15.75% APR credit card.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,431.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444085	$2,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444085. Member loan 444085 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Gutierrez Restaurant	Debt-to-income ratio:	21.20%
Length of employment:	14 years 5 months	Location:	Salina, KS

Home town:	Charleston
Current & past employers:	Gutierrez Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

Dear sirs, We are just needing to borrow a small amount to get ahead a little and put a little money away. Thank you!

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	55
Revolving Credit Balance:	$12,236.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 444093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444093	$10,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444093. Member loan 444093 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,199 / month
Current employer:	n/a	Debt-to-income ratio:	18.10%
Length of employment:	14 years	Location:	Huron, OH

Home town:	Sandy
Current & past employers:	Nebo school district, US ARMY
Education:	Utah Valley State College, Utah State University

This borrower member posted the following loan description, which has not been verified:

For the past 14 years I've been a full time mother and homemaker. Now I have the opportunity to start a full time business for my employment. As a homemaker and mother I've learned the techniques of managing business affairs and people. I know what clean is and have cleaned carpets on a regular basis for the past 25 years. Now I'd like to turn those skills into a full time business. During my life I've taken many business courses and I'm confident that I'm prepared to run a business now and I have plans to expand the business to greater heights. This will be done by increasing my area as well as services offered, but all that in due time. To begin with I need the basics; an extractor, rotor-vac, hoses, upholstery tools, a van to transport equipment, clients, supplies, good work ethics and business sense. While I have the latter two ready and available, the other items will need to be purchased. The monies I receive from this loan will be used in the following manner: Equipment $2500* Van(used) $2000* Chemicals $ 500* Capital Reserves $2200 Expense Reserves $2250 Lending fees $400 Total $ 9850 *I have arranged to purchase these items used from a businessman, in a neighboring town, who ran the business for a year to pay the bills while he set things up for his dream business, owning a resturant. The prices have been check against new pricing on the internet and they????????re being sold for under 60% of their cost new. Other things that have already been taken into consideration is a business license, forming of an LLC and labor expenses. The business license for my city has already been obtained as well as Nagrada LLC registered for business and tax structure. The labor will be me to begin with. My budget has allowed for me to hire 1-2 employees at $10 per hours within the first 90 days. During the first 90 days, I????????ll be building up cliental to fill a 40 hour week of work. That will conservatively net me $2623 per month. Subtracting out debt service, my cash flow will be $2248 per month. As I add equipment, employees, and services, that number will grow with great speed. My research indicates that carpet cleaning is a service that is needed continually (it's not just a fad, it's here to stay:-), especially in this area. When I????????ve tried to get my carpets cleaned, my choices have been limited to two home-based companies that were scheduled 1-2 weeks out. And to top that off, they weren????????t even in my town. In addition to the many skills developed as a mother and homemaker, I have a college background in bookkeeping, finances, and business. I have structured my affairs such that I always put money aside to warrant off any difficult times. I've always met my financial obligations even through trying time such as a divorce, moving, deaths etc. In preparation for going into business, I????????ve set aside some money that will cover unexpected expenses and any lag or down time.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	65
Revolving Credit Balance:	$16,592.00	Public Records On File:	0
Revolving Line Utilization:	74.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444119	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444119. Member loan 444119 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	the cobalt group	Debt-to-income ratio:	15.04%
Length of employment:	1 year 10 months	Location:	lynnwood, WA

Home town:	richmond
Current & past employers:	the cobalt group, 24 hour fitness
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

Will be investing in a company that produces rock shows. guranteed return of 15%

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,616.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444122

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444122	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444122. Member loan 444122 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,269 / month
Current employer:	Retired	Debt-to-income ratio:	15.87%
Length of employment:	n/a	Location:	Valencia, CA

Home town:	Savanna
Current & past employers:	Retired, Northrop Grumman
Education:	USAF college

This borrower member posted the following loan description, which has not been verified:

I would like this loan to consolidate my debts so that I can have extra cash for my on-line business. I am relaible. I have a very good credit rating and I have never had a late or missed payment and no judgements of any kind toward me. I am starting an online website selling consumer electronics and I need cash to buy products and use some of the products for examples to my customers so that my business will prosper. Thank You

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,127.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444135	$22,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444135. Member loan 444135 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Watch Me Grow Childcare	Debt-to-income ratio:	12.35%
Length of employment:	16 years	Location:	Pebble Beach, CA

Home town:	Pacific Beach
Current & past employers:	Watch Me Grow Childcare
Education:	Monterey Peninsula College

This borrower member posted the following loan description, which has not been verified:

Scrapadilly Inc. is an online retail store in the scrapbooking card-making industry. I started the company out of my love for the hobby. In the last two years I have taken the company as far as it can go with my personal funds. In order to take my company to the next level I am searching for my first round of funding. I have worked all summer writing an extensive business plan to take my retail store global, to open up more of a customer base, and to meet the needs of an eco friendly product line. Within the business plan is development and acquisition of product wholesaling. Some of these products are very eco friendly and can only be obtained over seas, (ex: eco friendly tree free paper for scrapbooking I cannot get in the USA) The first part of the business plan is to have a professional web designer update the website and store to be competitive with others in my industry (I have been doing the website myself ) and then add new inventory to the store. The second part is to import eco friendly competitive product and resell it to retail stores (I have samples requested by a large craft retail chain). I will be attending two major trade shows to get the word out about my new products, one in California in Jan. 2010 and one in Florida in July of 2010, both are projected to I have gone the conventual loan route with several banks from my area, and out of state, but am exhausted at the reasons they give on why I can not get a loan. Almost every bank is discouraging applying for an SBA loan, then they tell me they don???t give loans to internet stores, I do not own a home for collateral, etc. In addition no bank or the SBA will let one single penny go toward importing product into the US. The importing that I will be doing is with companies over seas that I have already established a relationship with and have order from them in the past, so I know they are respectable companies. The money used will be for: web design, inventory, shipping costs, bar code association fee plus bar code equipment set up (this is a must for my products to be sold by large chain stores), packaging, and paying trade shows fees. My credit is fairly good- but just under 700- I have never filed bankruptcy. I currently own and operate a preschool from my home. I have had my preschool/childcare for over 16 years and it is very successful. This income is what pays for my personal bills, rent, car payment, etc. This income is what will pay the Lending Club loan back while working on the scrapbooking business to then be able to pay it off.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,479.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444137	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444137. Member loan 444137 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	applied business software	Debt-to-income ratio:	0.28%
Length of employment:	8 years 6 months	Location:	hawthorne, CA

Home town:	Rancho Palos Verdes
Current & past employers:	applied business software, Northrop Grumman
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I am a single dad of two, and I am trying to better my career. Currently I work for a computer software company and need to get my degree to land a better position at the company. I am a good candidate for this loan because my expenses are relatively low. I'm gainfully employed and started graduate classes, but unfortunately had to take out high interest private loans to pay the first semester's bill of $4600. I own my house so I dont have any rental/mortgage payments. The other expenses are minimal . Please consider this loan as a way to reduce the overall risk in your porfolio. Auto-pay will be enabled on my end and I plan to hold the loan for the entire duration, which will reduce reinvestment risk. Thanks again and feel free to ask any questions.hances of

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1979	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444165	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444165. Member loan 444165 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,307 / month
Current employer:	Peace Health	Debt-to-income ratio:	24.04%
Length of employment:	1 year 9 months	Location:	Clatskanie, OR

Home town:	The Dalles
Current & past employers:	Peace Health, Western Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Although I do not qualify for conventional loan with today's economical situation, I have always maintained excellent credit! I have NEVER defaulted on any loan or debt I have had. I am a hard worker, never miss work and take any extra hours offered me at work. I have a very secure job, working in a hospital food service department. And I also receive $26,000 a year in alimony. I just do not own anything (in my name) to use as collateral. My ex-husband makes the mortgage payment on my home, so I do not have that as an expense. I want to be able to close my credit card accounts and have just one payment to make, knowing that this debt will be paid off, finally and FOREVER! I am an excellent candidate for your consideration because I will pay you back and you will be helping me to find a way to pay off my debt. Please help me! Thank you!

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,688.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444170	$11,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444170. Member loan 444170 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,169 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	23.15%
Length of employment:	4 years	Location:	tukwila, WA

Home town:	Seattle
Current & past employers:	JP Morgan Chase, Washington Mutual, SUNFLOUR BAKERY CAFE, BUCA DI BEPPO
Education:	Seattle Pacific University

This borrower member posted the following loan description, which has not been verified:

I am the mother of two and wife of a man, who wants what he didn't have growing up. A parent at home. I work full time so that my husband can stay at home and give our girls the best eperiences growing up by giving them lots of love, support, and being here when they come home from school. I would like to keep it that way; since we are almost at both girls in school full time. Once that happens, my husband can work on his landscaping business. I would like to consolidate 2 credit cards and a line of credit. 4,443.00 8.99% basic credit card no frills 6,061.34 12.99% Disney rewards card 9,608.18 10.99% Line of Credit With a lower interest rate and a combined balance I should be able to knock out the debt completely. I make over 50k a year and have been promoted to a new position that gives me bonuses on a monthly basis. As a woman, I have pushed myself to succeed for my family. I ask that I can continue that goal and help reduce debit. I paid off my student loans with Sallie Mae almost 3 years ago and they still show on my credit report as deliquent charges. I am working to have those removed. Also, I have yet to miss a bill like this in over 5 or more years. I am responible...I work at a bank! If I was not; I would not excel at my job. Please consider me for a loan. You will get your money back. Thank you.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$19,740.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440548	$4,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440548. Member loan 440548 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Insight Communications	Debt-to-income ratio:	7.30%
Length of employment:	2 years 4 months	Location:	NEW YORK, NY

Home town:	Cleveland
Current & past employers:	Insight Communications
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am moving and need a quick loan to pay for expenses involving movers, broker fee and security deposit.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,817.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443553	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443553. Member loan 443553 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	MERRILL LYNCH	Debt-to-income ratio:	4.97%
Length of employment:	4 years	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	MERRILL LYNCH, LEE HECHT HARRISON
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Borrower with excellent credit and stable employment. Looking for one time loan for home improvements which will increase value of newly purchased historic home. Have projects bid out and waiting, timeline and controlled budget.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,958.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 444186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444186	$2,800	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444186. Member loan 444186 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,783 / month
Current employer:	aargon agency	Debt-to-income ratio:	14.77%
Length of employment:	3 years 3 months	Location:	LAS VEGAS, NV

Home town:	las vegas
Current & past employers:	aargon agency, villa pizza
Education:

This borrower member posted the following loan description, which has not been verified:

medical expenses

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	32
Revolving Credit Balance:	$339.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444192	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444192. Member loan 444192 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	LU. 1249	Debt-to-income ratio:	15.29%
Length of employment:	3 years	Location:	KIRKVILLE, NY

Home town:	Syracuse
Current & past employers:	LU. 1249
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for a lower intrest rate than we are currently paying on our mutiple credit cards

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,386.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444193	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444193. Member loan 444193 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	GNYDM	Debt-to-income ratio:	9.12%
Length of employment:	5 years	Location:	ELIZABETH, NJ

Home town:	Elizabeth
Current & past employers:	GNYDM, Union Center National Bank
Education:	Saint Thomas Aquinas College

This borrower member posted the following loan description, which has not been verified:

To consolidate Credit Cards to One monthly payment

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,361.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444197	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444197. Member loan 444197 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	AREVA	Debt-to-income ratio:	21.23%
Length of employment:	8 years 10 months	Location:	Forest, VA

Home town:	conneaut
Current & past employers:	AREVA, United States Air Force
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Full-time employeed professional looking to consolidate debt and pay it off faster. Want to become debt-free and stay that way!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,606.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444208	$11,200	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444208. Member loan 444208 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Candu Enterprises Inc	Debt-to-income ratio:	11.10%
Length of employment:	8 years 2 months	Location:	SALEM, UT

Home town:	Walla Walla
Current & past employers:	Candu Enterprises Inc, PTI Communications
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

One creditor, AAC, want our debt to paid up in full $7000 or they will garnished our wage of $727 a month. Which it will hurt us financially. Another creditor, Chase Bank, charging interest rate at 25% and the balance is $950. Both of these creditors are closed accounts. There are no way that Ill borrow money again from these creditors.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,715.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444216	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444216. Member loan 444216 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,625 / month
Current employer:	TPP Certified Public Accountants	Debt-to-income ratio:	9.00%
Length of employment:	1 year 10 months	Location:	Greenwood, MO

Home town:	Harrisonville
Current & past employers:	TPP Certified Public Accountants
Education:	University of Missouri-Kansas City

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit card debt and heloc so I am only making one monthly payment and actually making some headway on my debt. I make sufficient money but I got into a mess when I went through a divorce. I have never defaulted on a loan and I don't plan to start now. My job is secure. There really is no risk here.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,201.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444223	$12,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444223. Member loan 444223 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Disys Corporation	Debt-to-income ratio:	6.61%
Length of employment:	10 months	Location:	Western Springs, IL

Home town:	Millers Falls
Current & past employers:	Disys Corporation, United Airlines, SkilGroup Consulting, Acquity Consulting
Education:	Loyola University Chicago

This borrower member posted the following loan description, which has not been verified:

I have excellent credit, never miss a payment, and I need to replace my roof. I don't want to clean out savings to do it, and the appraisers are so conservative I can't get a HELOC, and putting over 10k on a credit card would be insane. Also, the banks tell me I can't use my IRAs to secure the loan, even though the balance is like 10x the loan amount. So a personal loan seems to be the best bet for a fiscally responsible homeowner in this situation.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,867.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444225	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444225. Member loan 444225 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,740 / month
Current employer:	retired	Debt-to-income ratio:	1.02%
Length of employment:	8 years	Location:	Little Rock, AR

Home town:	Little Rock
Current & past employers:	retired, Consolidated Amusement, Honolulu, Hawaii, Pitney Bowes, Honolulu, Hawaii, Burroughs Corp. Honolulu, Hawaii
Education:	University of Arkansas at Fayetteville

This borrower member posted the following loan description, which has not been verified:

I am working with bankers in two countrys and need to open accounts so that beneficiary funds can be transferred in to them. Transferring funds out of another country has become very expensive. So I will use thier banks. I need $6,600 for one bank and $1,600 for another. Tha additional funds are for any contigencies of which I am not aware. Although I live very frugally I am able to pay my monthly cost of surviving. I have never checked my credit score so have not idea what my score is. I basically live on a cash basis month to month.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1967	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	19
Revolving Credit Balance:	$672.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444243	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444243. Member loan 444243 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	PPL Corporation	Debt-to-income ratio:	12.64%
Length of employment:	4 years 9 months	Location:	Allentown, PA

Home town:	South Bethlehem
Current & past employers:	PPL Corporation, Crayola, Good Sheperd Rehabilitation Hospital, Express Times
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm tired of paying credit card companies! I'm a reliable, hard working person. Like a lot of people I got sucked into credit cards in college and have been trying to pay them off ever since. I'd like to be able to pay them off completely and wipe the financial slate clean. I like the idea of helping real people prosper rather than big, corporate banks, which is why I'm trying my hand at Lending Club. I would use the $10,000 to pay off two credit cards and a $5,000 bill for a recent health procedure that wasn't fully covered by insurance.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,161.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444306	$19,900	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444306. Member loan 444306 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	American Airlines	Debt-to-income ratio:	8.18%
Length of employment:	9 years 1 month	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	American Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

I am dedicated to consolidating my high interest debt. Positive credit and payment history should be rewarded with reasonable terms... I have outstanding credit and a payment history of no delinquencies or late payments in my 20 year credit history, I also tend to pay off my loans early/quickly as I enjoy a "free-state of mind". I have presently saved enough money to pay off one of my credit cards (Discover), however would prefer to pay off instead the one with highest rates that is 27.99% and that is still the best (AMEX) offers for my excellent credit score and payment history. With regards to resolving AMEX - I believe there is a better way and a lower interest rate so I can pay in a more rapid manner, and not with more going to interest than principal. The best way to achieve this is to pay it off completely by consolidating the debt into a loan with more fair interest rate terms which will allow me to pay it far more quickly. I am asking for funds to accomplish this as both I and my wife have a clear goal in mind - purchase a home in the future and finally start a family. Due to my wife's recent pregnancy loss eariler this year, we feel that destiny rewarded our angel baby back up to heaven to give us more time to refocus and better plan ahead for our future and that of our family. As such before we try again, we want no debt and finally our very own home. As we are now very focused on paying down my debt (as we just paid off the last of hers) we feel this will finally position us to have the home and family in the near future, hopefully in a time frame of the next 2-3 years completing our dreams. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,095.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444315	$7,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444315. Member loan 444315 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,201 / month
Current employer:	Stored Value Solutions	Debt-to-income ratio:	12.62%
Length of employment:	1 year	Location:	Louisville, KY

Home town:
Current & past employers:	Stored Value Solutions, TEK Systems, Smoothstone IP Communications, Insight Communications
Education:	ITT Technical Institute, University of Louisville

This borrower member posted the following loan description, which has not been verified:

I have a Transunion credit score of 702. I make $50414.93/yr and have very little expenses. I can easily afford to save/pay $600/month. I would prefer to finance the ring depending on the interest rate so that I can propose sooner--rather than saving for several months to a year. I have tried for a personal unsecure loan at a traditional financial institution and was able to borrow $2000 but unable to borrow the $6000 that I requested without having something as collateral. Hopefully lendingclub.com is right for me!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,007.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444317	$4,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444317. Member loan 444317 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	n/a- retired	Debt-to-income ratio:	4.11%
Length of employment:	n/a	Location:	Twinsburg, OH

Home town:	Montgomery
Current & past employers:	n/a- retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am trying to help my granddaughter through her second year of college and could use assistance to help her reach her goals!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,950.00	Public Records On File:	1
Revolving Line Utilization:	42.40%	Months Since Last Record:	71
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444331	$24,250	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444331. Member loan 444331 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Lincoln-Way High School	Debt-to-income ratio:	20.79%
Length of employment:	7 years 2 months	Location:	Mokena, IL

Home town:	Augusta
Current & past employers:	Lincoln-Way High School, Prairie Trails Public Library
Education:	University of Illinois at Urbana-Champaign, University of Wisconsin-Milwaukee, Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I have a lot of debt, but I have never been late on a payment. It is most important to me to honor my debts and keep a good credit score. I would like to use this money to consolidate two high interest credit card debts and pay this loan off in three years. My husband and I have a combined income of at least $130,000 per year. In addition to my job, I teach night classes for extra income.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$155,248.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444343	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444343. Member loan 444343 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Ace USA Inc.	Debt-to-income ratio:	18.63%
Length of employment:	2 years 4 months	Location:	Sayreville, NJ

Home town:	Bayonne
Current & past employers:	Ace USA Inc.
Education:	American Institute of Banking

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate outstanding debt to free up money to pay down mortgage faster. I have a very stable, secure position at an insurance company. Company is doing very well so not at all worried about layoff, etc. Husband is also in a secure employment position.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,195.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 53 dated September 20, 2009